                                                       -------------------------
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                                                       -------------------------
                                                       OMB Number:  3235-0570

                                                       Expires:  Nov. 30, 2005

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                                                       hours per response:  5.0
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number                             811-09797
      --------------------------------------------------------------------------

                             AIM Floating Rate Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              11 Greenway Plaza, Suite 100     Houston, Texas 77046
--------------------------------------------------------------------------------
              (Address of principal executive offices)   (Zip code)


   Robert H. Graham     11 Greenway Plaza,  Suite 100  Houston, Texas  77046
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: (713) 626-1919
                                                    ----------------------------

Date of fiscal year end:    12/31
                          -----------------

Date of reporting period:   12/31/03
                          -----------------

                                                          AIM FLOATING RATE FUND
                               Annual Report to Shareholders o December 31, 2003




                                 [COVER IMAGE]





YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
     --Servicemark--                                    --Servicemark--

================================================================================
AIM FLOATING RATE FUND SEEKS TO PROVIDE AS HIGH A LEVEL OF CURRENT INCOME AND PRESERVATION OF CAPITAL AS IS CONSISTENT WITH INVESTING IN SENIOR SECURED FLOATING RATE CORPORATE LOANS AND SENIOR SECURED DEBT SECURITIES.
================================================================================

o Unless otherwise stated, information presented is as of 12/31/03 and is based on total net assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND

o The fund is nondiversified, which        (including government and corporate         CHANGE IN INVESTMENT OBJECTIVE AND
increases risks as well as potential       securities, mortgage pass-through           STRATEGIES
rewards.                                   securities and asset-backed securities),
                                           is compiled by Lehman Brothers, a global    The Board of Trustees of AIM Floating
o The fund is a continuously offered,      investment bank.                            Rate Fund has approved modifying and
closed-end fund. No market currently                                                   simplifying the investment objective of
exists for either share class and none     o The unmanaged Lipper Closed End (CE)      the Fund, and certain changes to the
is expected to develop. To provide         Loan Participation Fund Index represents    Fund's investment strategies.
liquidity, the fund makes quarterly        an average of the 10 largest CE loan
tender offers. Consider your liquidity     participation funds tracked by Lipper,      Effective June 1, 2004, the investment
needs when investing in the fund.          Inc., an independent mutual fund            objective of the Fund will be to provide
Floating rate investments should not be    performance monitor.                        a high level of current income and,
confused with money market funds, and                                                  secondarily, preservation of capital.
the fund will not maintain a stable net    o A direct investment cannot be made in     The Fund will continue to seek to
asset value. The fund can invest all or    an index. Unless otherwise indicated,       achieve its investment objective by
substantially all of its assets in         index results include reinvested            investing, normally, at least 80% of its
senior secured floating rate loans and     dividends, and they do not reflect sales    assets in senior secured floating rate
senior secured debt securities rated       charges. Performance of an index of         loans and senior secured floating rate
below investment grade. These securities   funds reflects fund expenses;               debt securities that meet credit
are generally considered to have           performance of a market index does not.     standards established by the investment
speculative characteristics and are                                                    advisor, A I M Advisors, Inc., and its
subject to greater risk of loss of         Industry classifications used in this       sub-advisor, INVESCO Senior Secured
principal and interest than higher-rated   report are generally according to the       Management, Inc.
securities.                                Global Industry Classification Standard,
                                           which was developed by and is the           The Fund has the ability to borrow for
ABOUT INDEXES USED IN THIS REPORT          exclusive property and a service mark of    investment purposes (use leverage), but
                                           Morgan Stanley Capital International        previously has not done so. The Board of
o The unmanaged CSFB Leveraged Loan        Inc. and Standard & Poor's.                 Trustees has authorized the investment
Index is an index of                                                                   advisor to pursue obtaining a leverage
below-investment-grade loans designed to   A description of the policies and           credit facility. Use of leverage results
mirror the investable universe of the      procedures that the Fund uses to            in certain risks to shareholders,
U.S. dollar-denominated leveraged loan     determine how to vote proxies relating      including the risk of higher volatility
market. The index is compiled by Credit    to portfolio securities is available        of the net asset value of shares.
Suisse First Boston Corporation, a         without charge, upon request, by calling    Amounts that may be borrowed for
well-known global investment bank.         800-959-4246, or on the AIM Web site,       leverage will not exceed 33 1/3% of total
                                           AIMinvestments.com.                         assets (including the amount borrowed)
o The unmanaged Lehman High Yield Index,                                               less liabilities (other than
which represents the performance of                                                    borrowings).
high-yield debt securities, is compiled
by Lehman Brothers, a global investment                                                The Board of Trustees has also
bank.                                                                                  authorized the investment advisor and
                                                                                       sub-advisor to invest up to 20% of the
o The unmanaged Lehman U.S.                                                            Fund's assets in investment-grade and
Aggregate Bond Index, which represents                                                 non-investment-grade fixed rate
the U.S. investment-grade fixed-rate                                                   securities; distressed securities of a
bond market                                                                            company in bankruptcy or of a company
                                                                                       that is restructuring; and subordinated
ON FEBRUARY 1, 2004, AFTER THE CLOSE OF    THIS REPORT MAY BE DISTRIBUTED ONLY TO      loans. Distressed securities will not
THE YEAR COVERED BY THIS ANNUAL REPORT,    SHAREHOLDERS OR TO PERSONS WHO HAVE         exceed 5% of the Fund's net assets at
THOMAS EWALD WAS NAMED A PORTFOLIO         RECEIVED A CURRENT PROSPECTUS OF THE        the time of purchase.
MANAGER OF AIM FLOATING RATE FUND.         FUND. PLEASE READ THE PROSPECTUS
                                           CAREFULLY AND CONSIDER THE INVESTMENT       The foregoing changes to the Fund's
ANTHONY CLEMENTE WILL CONTINUE TO BE A     OBJECTIVES, RISKS, AND CHARGES AND          investment strategies will become
SENIOR PORTFOLIO MANAGER OF THE FUND.      EXPENSES OF THE INVESTMENT CAREFULLY        effective June 1, 2004.
                                           BEFORE INVESTING.

===================================================
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE
===================================================


AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN
                    THE AIM FAMILY OF FUNDS--Registered Trademark--:

[PHOTO OF           The fiscal year ended December 31, 2003, was a welcome
ROBERT H.           change from the bear market of the previous three years.
GRAHAM]             Major stock market indexes here and abroad delivered
                    positive performance, with double-digit returns more the
ROBERT H. GRAHAM    rule than the exception. As is historically the case, bond market returns were more modest, but nonetheless positive as well. The U.S. economy appears to have turned a corner, with solid growth in gross domestic product. Overseas, particularly in Europe, economic performance was not so robust but appeared to pick up during the second half of the year.

                       U.S. investors seem to have regained their confidence,
                    putting $152.77 billion in new money into stock mutual funds during 2003 and $31.40 billion into bond funds. By contrast, money market funds, considered a safe haven because of their emphasis on stability of net asset value, suffered large net outflows during 2003.

   The durability of these trends is, of course, unpredictable, but the economy does appear to have the wind at its back in terms of fiscal, monetary and tax stimulus, and corporate earnings have been strong. Nevertheless, we caution all our shareholders against thinking that 2004 will be a repeat of 2003. We simply do not know.

   What should investors do? They should do what we have always urged: Keep their eyes on their long-term goals, keep their portfolios diversified, and work with their financial advisors to tailor their investments to their risk tolerance and investment objectives. We cannot overemphasize the importance of professional guidance when it comes to selecting investments.

   For information on your fund's performance and management during the fiscal year, please see the management discussion that begins on the following page.

VISIT OUR WEB SITE

As you are aware, the mutual fund industry, including AIM Investments, has been the subject of allegations and investigations of late surrounding the issues of market timing and late trading in funds. We understand how unsettling this may be for many of our shareholders. We encourage you to visit AIMinvestments.com often to monitor developments. We will continue to post updates on these issues as information becomes available.

   The Securities and Exchange Commission, which regulates our industry, has already proposed new rules and regulations, and is planning to propose several more, that address the issues of market timing and late trading, among others. We welcome these efforts, as does the industry trade group, the Investment Company Institute. We believe comprehensive rule making is necessary and is the best way to establish new industry responsibilities designed to protect shareholders. We support practical rule changes and structural modifications that are fair, enforceable and, most importantly, beneficial for investors.

   Should you visit our Web site, we invite you to explore the other material available there, including general investing information, performance updates on our funds, and market and economic commentary from our financial experts.

   As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, you can contact one of our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM
Chairman and President
February 9, 2004

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

STRONG DEMAND DRIVES                                                                  second quarter, 8.2% in the third
LOAN MARKET                                                                           quarter, and 4.0% in the fourth quarter
                                                                                      of 2003. Despite this growth in GDP, the
As of the close of the year on December    Strong demand, combined with a             Federal Reserve (the Fed) remained
31, 2003, the 30-day distribution rate     relatively slow new-issue market, drove    accommodative. For the first half of the
at offering price for AIM Floating Rate    up loan prices across the board. This      year, the Fed kept the short-term
Fund's Class B shares and Class C shares   demand, together with historically low     federal funds rate at 1.25%. In June, it
was 3.22% and 2.98%, respectively. For     interest rates, prompted many issuers to   reduced that rate to 1.00%, its lowest
the year, the fund's Class B shares and    refinance their outstanding loans.         level since 1958. At the time, the Fed
Class C shares returned 7.06% and 6.80%,   Demand was particularly strong for         said it favored a more expansive
respectively, at net asset value.          lower-quality, below-investment-grade      monetary policy because the economy had
                                           loans, and distressed securities saw       not yet exhibited sustainable growth. In
   For the same period, the fund's broad   above-average percentage price             its final Beige Book report of 2003, the
market index, the Lehman U.S. Aggregate    increases.                                 Fed said that reports suggested that the
Bond Index, returned 4.10%; its                                                       economy continued to expand in October
style-specific index, the CSFB Leveraged      In the U.S. fixed-income securities     and early November, and that while the
Loan Index, returned 11.02%; and its       market, high yield                         pace of growth varied somewhat, it
peer group index, the Lipper Closed End    (below-investment-grade) issues            appeared to be reasonably broadly based.
Loan Participation Fund Index, returned    outperformed investment-grade issues.
12.64%. The fund outperformed the Lehman   The Lehman High Yield Index rose 28.97%    YOUR FUND
U.S. Aggregate Bond Index because          while the investment-grade Lehman U.S.
lower-rated fixed-income instruments, in   Aggregate Bond Index rose 4.10% for the    Throughout the year, we continued to
which the fund invests, generally          year ended December 31, 2003. Among the    concentrate on higher credit quality and
outperformed the investment-grade          investment-grade segments of the Lehman    more-liquid issues in the
fixed-income instruments that comprise     U.S. Aggregate Bond Index, corporate       below-investment-grade loan market,
the Lehman U.S. Aggregate Bond Index.      issues returned 8.24%; fixed-rate          focusing on individual loans and the
                                           mortgage-backed securities returned        borrowers' credit quality. We emphasized
MARKET CONDITIONS                          3.07%; U.S. agency investments returned    diversification in an effort to insulate
                                           2.59%; and U.S. Treasuries of various      the fund from potential market turmoil
Stable and relatively attractive returns   maturities returned 2.24%.                 and maintain a relatively stable net
caused demand for loan investments to                                                 asset value (NAV). We remained true to
outpace supply for the year covered by        The nation's gross domestic product     our discipline of fundamental credit
this report.                               (GDP), generally considered the broadest   analysis, favoring higher credit quality
                                           measure of economic activity, expanded     issues over distressed loans. While some
                                           at an annualized rate of 1.4% in the       fund managers chose to emphasize riskier
                                           first quarter, 3.1% in the                 loans to increase


====================================================================================================================================
TOP 10 FIXED-INCOME ISSUERS*                  TOP 10 INDUSTRIES*                     FUND VS. INDEXES

  1. Nextel Communications, Inc.         1.5%   1. Broadcasting & Cable TV    10.8%  Total returns, 12/31/02-12/31/03,
  2. Mediq/Prn Life Support Service      1.5    2. Publishing                  5.7   excluding early withdrawal charges**
  3. Allied Waste Industries, Inc.       1.3    3. Wireless Telecommunication  5.6
  4. Charter Communications, Inc.        1.3       Services                          CLASS B SHARES                            7.06%
  5. Dex Media West LLC                  1.2    4. Food Distributors           3.8   CLASS C SHARES                            6.80
  6. Leiner Health Products Group, Inc.  1.2    5. Industrial Conglomerates    3.7   LEHMAN U.S. AGGREGATE BOND INDEX          4.10
  7. Time Warner Telecom Inc.            1.2    6. Auto Parts & Equipment      3.5   (Broad Market Index)
  8. Adelphia (Olympus Cable Holding)    1.2    7. Health Care Distributors    3.2   CSFB LEVERAGED LOAN INDEX                11.02
     Communications Corp.                       8. Integrated                  3.2   (Style-specific Index)
  9. Identity Group                      1.1       Telecommunication Services        LIPPER CLOSED END LOAN PARTICIPATION     12.64
 10. SPX Corp.                           1.1    9. Household Products          3.1   FUND INDEX (Peer Group Index)
                                               10. Health Care Facilities      2.8
                                                                                     Source: Lipper, Inc.

                                                                                     TOTAL NUMBER OF HOLDINGS*                  234
                                                                                     TOTAL NET ASSETS                $242.8 MILLION

*  Excludes money market fund holdings and is based on total net assets.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================================================

returns, we were content to adhere to      interest rate the borrower pays                           ANTHONY R. CLEMENTE
our investment discipline, taking only     increases as well. This feature             [PHOTO OF     Anthony R. Clemente is a
selective advantage of undervalued         increases interest rate risk for the        ANTHONY R.    senior portfolio manager
loans.                                     borrower, but eliminates it for the         CLEMENTE]     of AIM Floating Rate Fund.
                                           lender and for the purchaser of the                       He began his investment
   Keep in mind that the loan market is    loans.                                                    industry career in 1982
a private market, meaning that each loan                                                             and joined INVESCO (NY),
is privately negotiated between buyer      IN CLOSING                                                Inc. in 1998. Mr. Clemente
and seller. As a result, we are limited                                                earned a B.A. in economics from St.
to which loans are available, or offered   For the year ended December 31, 2003, we    Lawrence University.
for sale, at any given time in either      were pleased to provide shareholders
the primary or secondary markets.          with positive total return. We continued    REPURCHASE REMINDER
Generally, we selectively favored          to work to provide as high a level of
aerospace and defense, broadcasting,       current income and preservation of          AIM Floating Rate Fund's remaining
chemicals, and health care loans. We       capital as was consistent with investing    quarterly repurchase offer dates for
limited the fund's exposure to auto,       in senior secured floating rate             2004 are:
retail, and industrial textile loans.      corporate loans and senior secured debt
                                           securities.                                 SECOND QUARTER:
   During the year, the fund's Class B                                                 APRIL 30-MAY 21
share NAV rose from $8.51 to $8.77               See important fund and index
primarily on the strength of increased          disclosures inside front cover.        THIRD QUARTER:
demand for loan assets. The fund's yield                                               JULY 30-AUGUST 20
declined slightly over the year, a
result of narrowing spreads in the loan                                                FOURTH QUARTER:
market over the 12 months covered by                                                   OCTOBER 29-NOVEMBER 19
this report. Demand for loan assets
during the year drove up prices and                                                    During these periods, shareholders may
compressed yields.                                                                     tender (redeem) their shares in AIM
                                                                                       Floating Rate Fund if they wish, but are
   The floating rate feature of the                                                    under no obligation to do so.
loans in the fund's portfolio suggest
that if interest rates were to rise, the
fund's yield would likely increase,
since the interest rates on floating
rate loans adjust periodically
(typically every 30 days, but not to
exceed one year). Simply put, the                                                      [ARROW
interest rates paid on the loans in the                                                BUTTON   For More Information Visit
portfolio are akin to an adjustable rate                                               IMAGE]   AIMinvestments.com
mortgage; when market interest rates
rise, the

AVERAGE ANNUAL TOTAL RETURNS               Current performance may be lower or         investor's shares, when redeemed, may be
                                           higher than the performance data quoted.    worth more or less than their original
As of 12/31/03, including early            Past performance cannot guarantee           cost.
withdrawal charges**                       comparable future results. Due to
                                           significant market volatility, results         Class B share performance reflects
CLASS B SHARES                             of an investment made today may differ      the maximum applicable early withdrawal
Inception (5/1/97)            4.38%        substantially from the historical           charge, which declines from 3% beginning
  5 Years                     3.73         performance shown. Please visit             at the time of purchase to 0% at the
  1 Year                      4.06         AIMinvestments.com for the most current     beginning of the fifth year.
                                           month-end performance.
CLASS C SHARES                                                                            Class C share performance includes
Inception (3/31/00)           2.82%           The fund's performance figures are       reinvestment of all distributions,
  1 Year                      5.80         historical, and they reflect fund           changes in net asset value, and a 1%
                                           expenses, the reinvestment of               early withdrawal charge, if applicable.
** If early withdrawal charges were        distributions, and changes in net asset
   included, returns would be lower.       value. Performance data quoted represent       The fund's 30-day distribution rate
                                           past performance and the investment         is calculated by dividing the annualized
                                           return and principal value of an            sum of the previous 30 days' dividends
                                           investment will fluctuate, so that an       declared by the offering price per share
                                                                                       on the last day of the period. For Class C
                                                                                       shares, had the advisor not waived fees
                                                                                       and/or reimbursed expenses, returns would
                                                                                       have been lower.

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2003


                                               MOODY'S
                                               RATING(a)     PRINCIPAL
                                               (UNAUDITED)     AMOUNT        VALUE
--------------------------------------------------------------------------------------
TOTAL SENIOR SECURED FLOATING RATE
  INTERESTS-94.77%(B)(C)

ADVERTISING -- 0.62%

Lamar Advertising Co.
  Term Loan B due 06/30/10                         Ba2       $1,500,000   $  1,514,374
======================================================================================

AEROSPACE & DEFENSE-2.06%

Alliant Techsystems Inc.
  Term Loan C due 03/31/09                         Ba2          674,579        680,481
--------------------------------------------------------------------------------------
DRS Technologies, Inc.
  Term Loan due 09/30/10                           Ba3          648,375        655,669
--------------------------------------------------------------------------------------
Titan Corp. (The)
  Term Loan B due 06/30/09                         Ba3        1,673,759      1,673,759
--------------------------------------------------------------------------------------
TransDigm, Inc.
  Term Loan B due 07/22/10                          B1          329,175        332,467
--------------------------------------------------------------------------------------
United Defense Industries, Inc.
  Term Loan B due 08/13/09                         Ba2        1,654,654      1,658,791
======================================================================================
                                                                             5,001,167
======================================================================================

AIR FREIGHT & LOGISTICS-0.10%

Gemini Air Cargo, Inc.
  Term Loan A due 12/31/11                          --          419,171        251,503
======================================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.89%

Glenoit Corp.
  Term Loan due 10/31/06(d)                       Caa1        2,189,296      1,477,775
--------------------------------------------------------------------------------------
Jostens, Inc.
  Term Loan due 07/29/10                           Ba3          666,667        673,889
======================================================================================
                                                                             2,151,664
======================================================================================

APPAREL RETAIL-0.39%

William Carter Co. (The)
  Term Loan due 09/30/08                           Ba3          936,391        936,391
======================================================================================

AUTO PARTS & EQUIPMENT-3.46%

Collins & Aikman Corp.
  Term Loan B due 12/31/05                          B1          896,777        896,767
--------------------------------------------------------------------------------------
EaglePicher Inc.
  Term Loan B due 08/07/09                          B2          615,055        620,436
--------------------------------------------------------------------------------------
GenCorp. Inc.
  Term Loan B due 03/28/07                         Ba2        1,481,250      1,486,805
--------------------------------------------------------------------------------------
Hayes Lemmerz International, Inc.
  Term Loan B due 06/30/09                         Ba3        1,296,750      1,310,258
--------------------------------------------------------------------------------------
Keystone Automotive
  Term Loan due 10/30/09                            B1          300,000        303,750
--------------------------------------------------------------------------------------
Mark IV Industries (Dayco Products, Inc.)
  Term Loan B due 05/31/07                          B1        1,000,000        993,750
--------------------------------------------------------------------------------------
Metaldyne Co. LLC (MascoTech)
  Term Loan D due 12/31/09                          B2          879,900        868,901
--------------------------------------------------------------------------------------

                                               MOODY'S
                                               RATING(a)     PRINCIPAL
                                               (UNAUDITED)     AMOUNT        VALUE
--------------------------------------------------------------------------------------

AUTO PARTS & EQUIPMENT-(CONTINUED)

Tenneco Automotive Inc.
  Term Loan B due 12/12/10                          B1       $  710,352   $    719,231
--------------------------------------------------------------------------------------
  Term Loan B1 due 12/12/10                         B1          319,658        323,254
--------------------------------------------------------------------------------------
United Components Inc.
  Term Loan B due 06/30/10                          B1          871,200        879,912
======================================================================================
                                                                             8,403,064
======================================================================================

AUTOMOBILE MANUFACTURERS-0.46%

TRW Automotive, Inc.
  Term Loan C-1 due 02/28/11                       Ba2        1,100,000      1,113,750
======================================================================================

BROADCASTING & CABLE TV-10.81%

Adelphia (Olympus Cable Holding)
  Communications Corp.
  Term Loan B due 09/30/10                          B2        3,000,000      2,840,001
--------------------------------------------------------------------------------------
Adelphia Communications Corp.
  DIP Term Loan B due 06/25/04                     Ba2          339,142        340,520
--------------------------------------------------------------------------------------
  Term Loan B due 06/25/04                         Ba2        1,160,858      1,165,574
--------------------------------------------------------------------------------------
Charter Communications, Inc.
  Term Loan A due 09/18/07                          B2        1,777,777      1,693,333
--------------------------------------------------------------------------------------
  Term Loan B due 03/18/08                          B2        1,448,989      1,402,984
--------------------------------------------------------------------------------------
ComCorp Broadcasting, Inc.
  Term Loan due 06/30/07                            --        1,550,314      1,534,810
--------------------------------------------------------------------------------------
DirecTV Holdings LLC
  Term Loan B1 due 03/06/10                        Ba2        1,750,000      1,767,500
--------------------------------------------------------------------------------------
Echostar
  Term Loan C due 09/01/08                          --        2,000,000      2,070,000
--------------------------------------------------------------------------------------
Emmis Communications Corp.
  Term Loan B due 08/31/09                         Ba2        1,538,822      1,558,057
--------------------------------------------------------------------------------------
Gray Television, Inc.
  Term Loan due 12/31/10                           Ba2          661,017        667,627
--------------------------------------------------------------------------------------
Insight Communications Co., Inc.
  Term Loan B due 12/31/09                         Ba3        2,000,000      2,005,000
--------------------------------------------------------------------------------------
MCC Iowa LLC
  Term Loan B due 09/30/10                         Ba3        1,500,000      1,504,500
--------------------------------------------------------------------------------------
PanAmSat Corp.
  Term Loan B-1 due 09/30/10                       Ba2          686,538        692,832
--------------------------------------------------------------------------------------
Paxson Communications Corp.
  Term Loan B due 06/30/06                          B1          952,154        954,932
--------------------------------------------------------------------------------------
Satelite Mexicanos, S.A. de C.V. (Mexico)
  Floating Rate Note due 06/30/04                 Caa1        2,611,000      1,984,360
--------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc.
  Term Loan B due 12/31/09                         Ba2          530,073        535,373
--------------------------------------------------------------------------------------
Spanish Broadcasting System, Inc.
  Term Loan B due 12/31/09                          B1          325,000        328,656
--------------------------------------------------------------------------------------
White Knight Broadcasting, Inc.
  Term Loan A2 due 06/30/07                         --        1,711,242      1,694,130
--------------------------------------------------------------------------------------


                                               MOODY'S
                                               RATING(a)     PRINCIPAL
                                               (UNAUDITED)     AMOUNT        VALUE
--------------------------------------------------------------------------------------
BROADCASTING & CABLE TV-(CONTINUED)

WideOpenWest Illinois Inc.
  Term Loan B due 06/03/11                          B2       $1,500,000   $  1,492,500
======================================================================================
                                                                            26,232,689
======================================================================================

BUILDING PRODUCTS-1.43%

Atrium Co. Inc.
  Term Loan due 12/10/08                            B1          657,270        665,486
--------------------------------------------------------------------------------------
Premdor Inc.
  Term Loan C due 08/31/08                         Ba2        1,476,763      1,480,455
--------------------------------------------------------------------------------------
Trussway Holdings, Inc.
  Term Loan B due 12/31/06                          --        1,575,914      1,150,417
--------------------------------------------------------------------------------------
Werner Holding Co. (DE), Inc.
  Term Loan due 06/11/09                           Ba3          191,667        169,625
======================================================================================
                                                                             3,465,983
======================================================================================

CASINOS & GAMING-2.50%

Alliance Gaming Corp.
  Term Loan due 09/04/09                            B1        1,100,000      1,111,687
--------------------------------------------------------------------------------------
Boyd Gaming Corp.
  Term Loan due 06/24/08                           Ba1        1,134,242      1,140,623
--------------------------------------------------------------------------------------
Isle of Capri Black Hawk, LLC
  Term Loan B due 11/16/06                          B1          558,214        560,308
--------------------------------------------------------------------------------------
Marina District Development Co. LLC
  Term Loan A due 12/31/07                          B2        1,575,836      1,585,685
--------------------------------------------------------------------------------------
  Term Loan B due 12/31/07                          B2          914,375        928,091
--------------------------------------------------------------------------------------
Penn National Gaming Inc.
  Term Loan B due 09/01/07                          B1          732,953        736,618
======================================================================================
                                                                             6,063,012
======================================================================================

COMMODITY CHEMICALS-1.71%

Georgia Gulf Corp.
  Term Loan D due 12/02/10                         Ba3        2,300,000      2,323,000
--------------------------------------------------------------------------------------
Huntsman Corp.
  Term Loan A due 03/31/07                          B2          928,549        874,229
--------------------------------------------------------------------------------------
  Term Loan B due 03/01/07                          B2          703,012        661,314
--------------------------------------------------------------------------------------
Westlake Chemical Corp.
  Term Loan B due 07/31/10                         Ba2          298,500        301,858
======================================================================================
                                                                             4,160,401
======================================================================================

COMMUNICATIONS EQUIPMENT-2.72%

American Tower Corp.
  Term Loan B due 12/31/07                          B1          801,653        806,663
--------------------------------------------------------------------------------------
Crown Castle Operating Co.
  Term Loan B due 09/30/10                          B1        2,486,269      2,519,938
--------------------------------------------------------------------------------------
GCI Holdings, Inc.
  Term Loan due 10/15/04                           Ba3          568,487        572,751
--------------------------------------------------------------------------------------
Qwest Corp.
  Term Loan A due 06/30/07                          --        1,055,556      1,109,917
--------------------------------------------------------------------------------------
SpectraSite Communications, Inc.
  Term Loan C due 12/31/07                          B1        1,567,840      1,588,908
======================================================================================
                                                                             6,598,177
======================================================================================

                                               MOODY'S
                                               RATING(a)     PRINCIPAL
                                               (UNAUDITED)     AMOUNT        VALUE

--------------------------------------------------------------------------------------

COMPUTER HARDWARE-0.87%

DecisionOne Corp.
  Term Loan due 12/30/05                            --       $  334,737   $    123,853
--------------------------------------------------------------------------------------
Seagate Technology Inc.
  Term Loan B due 05/13/07                         Ba1        1,970,000      1,983,544
======================================================================================
                                                                             2,107,397
======================================================================================

CONSTRUCTION, FARM MACHINERY & HEAVY
  TRUCKS-0.08%

Manitowoc Co., Inc. (The)
  Term Loan B due 05/09/07                         Ba2          202,397        203,662
======================================================================================

CONSTRUCTION MATERIALS-0.56%

Tapco International Corp.
  Term Loan B due 06/23/07                          B1          903,242        903,242
--------------------------------------------------------------------------------------
  Term Loan C due 06/23/08                          B1          456,482        456,482
======================================================================================
                                                                             1,359,724
======================================================================================

CONSUMER FINANCE-0.20%

Infinity Property & Casualty Corp.
  Term Loan due 06/30/10                          Baa3          488,750        492,416
======================================================================================

DEPARTMENT STORES-0.42%

JC Penney, Co.
  Credit Linked Note due 04/29/04                  Ba1        1,000,000      1,011,078
======================================================================================

DIVERSIFIED CHEMICALS-0.33%

Rockwood Specialties Inc.
  Term Loan C due 12/08/10                          B1          800,000        808,000
======================================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.56%

Coinmach Corp.
  Term Loan B due 07/25/09                          B1        1,210,000      1,222,100
--------------------------------------------------------------------------------------
Iron Mountain, Inc.
  Term Loan B due 02/15/08                         Ba3        1,144,250      1,154,262
--------------------------------------------------------------------------------------
JohnsonDiversey, Inc.
  Term Loan A due 05/03/08                         Ba3          568,560        569,745
--------------------------------------------------------------------------------------
US Investigations Services, Inc.
  Term Loan due 12/31/08                            B1          511,445        514,002
--------------------------------------------------------------------------------------
Walter Industries, Inc.
  Term Loan B due 04/15/10                         Ba2          319,983        321,583
======================================================================================
                                                                             3,781,692
======================================================================================

DIVERSIFIED METALS & MINING-0.50%

Peabody Energy Corp.
  Revolving Loan due 03/21/08(e)                   Ba1        1,250,000      1,225,000
======================================================================================

DRUG RETAIL-1.02%

Alimentation Couche-Tard
  Term Loan due 12/17/10                           Ba2          400,000        402,500
--------------------------------------------------------------------------------------
General Nutrition Cos., Inc.
  Term Loan B due 12/15/09                          B1          500,000        503,125
--------------------------------------------------------------------------------------
NBTY Inc.
  Term Loan C due 03/15/07                         Ba2          268,154        269,663
--------------------------------------------------------------------------------------


                                               MOODY'S
                                               RATING(a)     PRINCIPAL
                                               (UNAUDITED)     AMOUNT        VALUE
--------------------------------------------------------------------------------------
DRUG RETAIL-(CONTINUED)

Rite Aid Corp.
  Term Loan due 04/30/08                            B1       $1,280,000   $  1,300,400
======================================================================================
                                                                             2,475,688
======================================================================================

ELECTRIC UTILITIES-1.18%

AES NY Funding
  Term Loan due 04/30/08                            B2        1,102,500      1,110,217
--------------------------------------------------------------------------------------
CenterPoint Energy, Inc.
  Term Loan B due 10/07/06                         Ba1          997,297      1,008,517
--------------------------------------------------------------------------------------
Tucson Electric Power Co.
  Term Loan B due 11/14/06                         Ba2          750,000        751,875
======================================================================================
                                                                             2,870,609
======================================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.10%

Dynatech Corp. (Acterna)
  Term Loan due 10/14/08(f)(g)(h)                   --               --        248,710
======================================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.84%

Amkor Technology, Inc.
  Term Loan B due 01/31/06                         Ba3          794,000        804,917
--------------------------------------------------------------------------------------
Amphenol Corp.
  Term Loan B1 due 05/06/10                        Ba2        1,227,000      1,235,436
======================================================================================
                                                                             2,040,353
======================================================================================

EMPLOYMENT SERVICES-0.40%

AMN Healthcare Services, Inc.
  Term Loan B due 10/02/08                         Ba2          750,000        755,156
--------------------------------------------------------------------------------------
Cross Country Healthcare, Inc.
  Term Loan B due 06/05/09                         Ba1          208,759        210,325
======================================================================================
                                                                               965,481
======================================================================================

ENVIRONMENTAL SERVICES-1.92%

Allied Waste Industries, Inc.
  Revolving Loan due 05/07/05(e)                   Ba3        1,000,000        964,583
--------------------------------------------------------------------------------------
  Term Loan B due 01/15/10                         Ba3        1,234,375      1,249,548
--------------------------------------------------------------------------------------
  Term Loan C due 01/15/10                         Ba3        1,000,000      1,012,292
--------------------------------------------------------------------------------------
Safety-Kleen Corp.(d)(i)
  Term Loan B due 04/30/05                          --               --        512,903
--------------------------------------------------------------------------------------
  Term Loan C due 04/30/06                          --               --        512,903
--------------------------------------------------------------------------------------
Waste Connections, Inc.
  Term Loan due 10/22/10                           Ba2          408,333        412,076
======================================================================================
                                                                             4,664,305
======================================================================================

FOOD DISTRIBUTORS-3.75%

B&G Foods, Inc.
  Term Loan due 08/31/09                            B1          179,550        180,897
--------------------------------------------------------------------------------------
Dean Foods Co.
  Term Loan A-1 due 07/15/07                       Ba1          786,250        790,181
--------------------------------------------------------------------------------------
Enodis Holdings Ltd.
  Term Loan B due 02/20/08                         Ba3        1,600,000      1,598,000
--------------------------------------------------------------------------------------
Land O' Lakes, Inc.
  Term Loan B due 07/11/08                          B1          306,870        306,870
--------------------------------------------------------------------------------------

                                               MOODY'S
                                               RATING(a)     PRINCIPAL
                                               (UNAUDITED)     AMOUNT        VALUE

--------------------------------------------------------------------------------------
FOOD DISTRIBUTORS-(CONTINUED)

Leiner Health Products Group, Inc.
  Term Loan A due 03/31/04                          --       $3,028,689   $  3,028,689
--------------------------------------------------------------------------------------
National Dairy Holdings, L.P.
  Term Loan B due 03/31/09                         Ba2          491,250        491,557
--------------------------------------------------------------------------------------
Merisant Co.
  Term Loan B due 01/11/10                          B1          683,826        690,236
--------------------------------------------------------------------------------------
Vitality Foodservice, Inc.
  Revolving Loan due 09/25/08(e)                    B1          154,795         78,946
--------------------------------------------------------------------------------------
  Term Loan A due 09/25/08                          B1        2,634,118      1,343,400
--------------------------------------------------------------------------------------
  Term Loan B due 09/24/10                          B1        1,136,446        579,587
======================================================================================
                                                                             9,088,363
======================================================================================

FOOD RETAIL-0.19%

DS Waters Enterprises L.P.
  Term Loan B due 11/07/09                          B1          430,000        435,196
======================================================================================

FOREST PRODUCTS-1.01%

Graphic Packaging International Corp.
  Term Loan B due 08/08/10                          B1        2,388,000      2,415,612
======================================================================================

HEALTH CARE DISTRIBUTORS-3.18%

Accredo Health, Inc.
  Term Loan B due 03/31/09                         Ba2        1,228,125      1,237,336
--------------------------------------------------------------------------------------
Caremark RX, Inc.
  Term Credit due 03/31/06                         Ba2        1,945,350      1,955,077
--------------------------------------------------------------------------------------
Kindred Healthcare, Inc.
  Term Loan due 04/02/08                            --          701,901        700,146
--------------------------------------------------------------------------------------
Mediq/Prn Life Support Service(d)(f)(j)
  Term Loan B due 06/13/04                          --        3,665,624      3,546,169
--------------------------------------------------------------------------------------
National MENTOR, Inc.
  Term Loan B due 04/30/09                         Ba3          294,028        291,088
======================================================================================
                                                                             7,729,816
======================================================================================

HEALTH CARE EQUIPMENT-1.37%

Alaris Medical Inc.
  Term Loan B due 06/30/09                          B1          150,020        151,521
--------------------------------------------------------------------------------------
CONMED Corp.
  Term Loan C due 12/15/09                         Ba3          655,491        662,046
--------------------------------------------------------------------------------------
Dade Behring Inc.
  Term Loan B due 10/03/08                          B1        1,703,867      1,719,486
--------------------------------------------------------------------------------------
DJ Orthopedics Inc.
  Term Loan B due 05/15/09                          B1          190,000        191,425
--------------------------------------------------------------------------------------
Empi, Inc.
  Term Loan B due 11/24/09                          B1          225,000        227,250
--------------------------------------------------------------------------------------
Hanger Orthopedic Group, Inc.
  Term Loan B due 09/30/09                          B1          269,325        272,018
--------------------------------------------------------------------------------------
Rotech Healthcare Inc.
  Term Loan due 03/31/08                           Ba2          108,549        109,634
======================================================================================
                                                                             3,333,380
======================================================================================

HEALTH CARE FACILITIES-2.76%

Beverly Enterprises, Inc.
  Term Loan due 10/22/08                           Ba3           95,760         96,718
--------------------------------------------------------------------------------------


                                               MOODY'S
                                               RATING(a)     PRINCIPAL
                                               (UNAUDITED)     AMOUNT        VALUE
--------------------------------------------------------------------------------------
HEALTH CARE FACILITIES-(CONTINUED)

Community Health Systems, Inc.
  Term Loan B due 07/16/10                         Ba3       $1,631,685   $  1,647,493
--------------------------------------------------------------------------------------
DaVita Inc.
  Term Loan B due 03/31/09                         Ba3          988,447        993,699
--------------------------------------------------------------------------------------
Genesis Health Ventures, Inc.
  Term Loan B due 12/01/10                         Ba3          474,850        477,224
--------------------------------------------------------------------------------------
IASIS Healthcare Corp.
  Term Loan due 02/07/09                            B1        1,748,000      1,765,480
--------------------------------------------------------------------------------------
Mariner Health Care, Inc.
  Term Loan due 01/02/10                           Ba3          349,378        352,217
--------------------------------------------------------------------------------------
Triad Hospitals, Inc.
  Term Loan B due 09/30/08                         Ba3        1,353,175      1,370,090
======================================================================================
                                                                             6,702,921
======================================================================================

HEALTH CARE SUPPLIES-1.14%

Express Scripts, Inc.
  Term Loan B due 03/31/08                         Ba1        1,769,231      1,791,346
--------------------------------------------------------------------------------------
Fisher Scientific International
  Term Loan C due 03/31/10                         Ba3          969,520        976,791
======================================================================================
                                                                             2,768,137
======================================================================================

HOME FURNISHINGS-0.00%

Imperial Home Decor Group, Inc. (The)
  Term Loan due 03/30/06(j)(k)                      --          416,862          8,337
======================================================================================

HOTELS, RESORTS & CRUISE LINES-0.36%

Wyndham International, Inc.
  Term Loan II due 04/01/06                         --          848,078        810,763
--------------------------------------------------------------------------------------
  Term Loan 1 due 06/30/06                          --           59,382         56,116
======================================================================================
                                                                               866,879
======================================================================================

HOUSEHOLD APPLIANCES-0.35%

Goodman Global Holdings, Inc.
  Term Loan B due 11/21/09                         Ba2          850,000        856,375
======================================================================================

HOUSEHOLD PRODUCTS-3.07%

Central Garden & Pet Co.
  Term Loan due 05/14/09                           Ba2          480,585        485,391
--------------------------------------------------------------------------------------
Paint Sundry Brands Corp.
  Term Loan B due 08/11/05                          B1          700,743        693,735
--------------------------------------------------------------------------------------
  Term Loan C due 08/11/06                          B1          756,448        748,884
--------------------------------------------------------------------------------------
Rayovac Corp.
  Term Loan B due 09/30/09                          B1          721,546        726,957
--------------------------------------------------------------------------------------
Rent-A-Center
  Term Loan due 05/28/09                           Ba2        1,751,200      1,768,712
--------------------------------------------------------------------------------------
Scotts Co. (The)
  Term Loan due 09/30/10                           Ba1        1,391,481      1,406,266
--------------------------------------------------------------------------------------
United Industries Co.
  Loan B due 01/20/06                               B1        1,607,785      1,615,824
======================================================================================
                                                                             7,445,769
======================================================================================

                                               MOODY'S
                                               RATING(a)     PRINCIPAL
                                               (UNAUDITED)     AMOUNT        VALUE

--------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES-3.67%

AMSTED Industries Inc.
  Term Loan B due 04/10/09                          B1       $  497,500   $    501,853
--------------------------------------------------------------------------------------
Dresser Inc.
  Term Loan B due 04/10/09                         Ba3          754,743        764,177
--------------------------------------------------------------------------------------
Flowserve Corp.
  Term Loan C due 06/01/09                         Ba3        1,163,682      1,172,895
--------------------------------------------------------------------------------------
Messer Grieshem
  Term Loan B due 04/30/09                         Ba2          752,902        759,490
--------------------------------------------------------------------------------------
  Term Loan C due 04/20/08                         Ba2        1,358,854      1,370,744
--------------------------------------------------------------------------------------
Mueller Group, Inc.
  Term Loan due 05/31/08                            B1        1,770,531      1,774,958
--------------------------------------------------------------------------------------
Norcross Safety Products LLC
  Term Loan due 03/20/09                            B1          533,212        537,877
--------------------------------------------------------------------------------------
TriMas Corp.
  Term Loan B due 12/31/09                          B1        1,398,417      1,398,417
--------------------------------------------------------------------------------------
Unifrax Corp.
  Term Loan due 09/04/09                            B1          621,875        628,482
======================================================================================
                                                                             8,908,893
======================================================================================

INDUSTRIAL GASES-0.93%

Ferrellgas, L.P.
  Term Loan C due 06/17/06                          B1        2,273,836      2,262,467
======================================================================================

INDUSTRIAL MACHINERY -- 2.25%

CLFX Corp.
  Term Loan B due 05/30/09                         Ba3          481,250        481,551
--------------------------------------------------------------------------------------
  Term Loan C due 05/30/10                         Ba3          200,000        200,000
--------------------------------------------------------------------------------------
Demag Investment
  Term Loan B due 09/30/10                          --          500,000        495,000
--------------------------------------------------------------------------------------
  Term Loan C due 09/30/11                          --          500,000        496,250
--------------------------------------------------------------------------------------
Rexnord Corp.
  Term Loan due 11/25/09                            B1        1,187,616      1,199,492
--------------------------------------------------------------------------------------
SPX Corp.
  Term Loan B due 09/30/09                         Ba2        2,575,037      2,600,787
======================================================================================
                                                                             5,473,080
======================================================================================

INTEGRATED TELECOMMUNICATION SERVICES-3.15%

Cincinnati Bell Inc.
  Term Loan D due 03/31/08                          B1        2,493,750      2,524,922
--------------------------------------------------------------------------------------
CSG Systems, Inc.
  Term Loan B due 02/28/08                         Ba3        1,000,000        997,500
--------------------------------------------------------------------------------------
Time Warner Telecom Inc.
  Term Loan B due 12/31/07                          B1        2,970,000      2,988,562
--------------------------------------------------------------------------------------
TSI Telecommunication Services Inc.
  Term Loan B due 12/31/06                         Ba3        1,128,453      1,131,274
======================================================================================
                                                                             7,642,258
======================================================================================


                                               MOODY'S
                                               RATING(a)     PRINCIPAL
                                               (UNAUDITED)     AMOUNT        VALUE
--------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES-0.21%

Data Transmission Network, LLC
  Term Loan due 03/31/04                            B3       $    6,572   $      5,586
--------------------------------------------------------------------------------------
  Term Loan JR due 03/31/09                         B3           88,119         74,901
--------------------------------------------------------------------------------------
  Term Loan SR due 09/30/08                         B3          514,756        437,543
======================================================================================
                                                                               518,030
======================================================================================

LEISURE FACILITIES-1.48%

24 Hour Fitness Worldwide Inc.
  Term Loan due 07/01/09                            B1          750,000        755,625
--------------------------------------------------------------------------------------
AMF Bowling Worldwide, Inc.
  Term Loan due 02/28/08                            B1        1,174,615      1,179,754
--------------------------------------------------------------------------------------
Regal Cinemas, Inc.
  Term Loan D due 06/30/09                         Ba2        1,650,138      1,667,156
======================================================================================
                                                                             3,602,535
======================================================================================

LEISURE PRODUCTS-0.90%

Cinemark USA, Inc.
  Term Loan C due 03/31/08                         Ba3          373,125        376,390
--------------------------------------------------------------------------------------
Hollywood Entertainment Corp.
  Term Loan B due 03/31/08                         Ba3          543,750        547,828
--------------------------------------------------------------------------------------
Vivendi Universal
  Term Loan B due 06/30/08                         Ba2        1,250,000      1,258,594
======================================================================================
                                                                             2,182,812
======================================================================================

METAL & GLASS CONTAINERS-2.73%

Ball Corp.
  Term Loan B due 12/19/09                         Ba2          534,009        536,679
--------------------------------------------------------------------------------------
Berry Plastics Corp.
  Term Loan C due 06/30/10                          B1        1,477,547      1,484,935
--------------------------------------------------------------------------------------
Graham Packaging Co., L.P. Tranch 1 due
  02/14/10                                          B2        1,743,860      1,764,568
--------------------------------------------------------------------------------------
Greif Brothers Corp.
  Term Loan due 08/23/09                           Ba3          678,750        683,558
--------------------------------------------------------------------------------------
Kerr Group, Inc.
  Term Loan due 08/13/10                            B1          158,372        159,230
--------------------------------------------------------------------------------------
Silgan Containers Corp.
  Term Loan B due 11/30/08                         Ba3        1,975,000      1,991,047
======================================================================================
                                                                             6,620,017
======================================================================================

MOVIES & ENTERTAINMENT-0.59%

LodgeNet Entertainment Corp.
  Term Loan due 06/30/06                            B1          433,569        434,292
--------------------------------------------------------------------------------------
Rainbow Media Holdings, Inc.
  Term Loan C due 03/31/09                         Ba2          997,498      1,003,733
======================================================================================
                                                                             1,438,025
======================================================================================

OFFICE SERVICES & SUPPLIES-2.37%

EMED Co., Inc.
  Term Loan B due 04/30/06                          --        1,825,674      1,811,982
--------------------------------------------------------------------------------------
Global Imaging Systems, Inc.
  Term Loan due 06/25/09                           Ba3          470,967        474,499
--------------------------------------------------------------------------------------

                                               MOODY'S
                                               RATING(a)     PRINCIPAL
                                               (UNAUDITED)     AMOUNT        VALUE
--------------------------------------------------------------------------------------

OFFICE SERVICES & SUPPLIES-(CONTINUED)

Identity Group
  Revolving Loan due 05/07/05(e)                    B3       $2,062,500   $  1,216,875
--------------------------------------------------------------------------------------
  Term Loan B due 05/11/07                          --        2,525,000      1,489,750
--------------------------------------------------------------------------------------
Per-Se Technologies, Inc.
  Term Loan B due 09/10/08                          B2          760,500        763,827
======================================================================================
                                                                             5,756,933
======================================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-1.20%

Magellan Midstream Holding Co.
  Term Loan A due 06/20/08                         Ba3          298,512        301,497
--------------------------------------------------------------------------------------
Magellan Midstream Partners, L.P.
  Term Loan C due 08/06/08                         Ba3          250,000        251,562
--------------------------------------------------------------------------------------
Premcor Refining Group, Inc.
  Term Loan due 02/11/06                           Ba2        1,500,000      1,515,000
--------------------------------------------------------------------------------------
Williams RMT Co.
  Term Loan B due 05/30/07                          B1          845,750        851,036
======================================================================================
                                                                             2,919,095
======================================================================================

PACKAGED FOODS & MEATS-1.11%

Birds Eye Foods Inc.
  Term Loan B due 08/12/08                         Ba3          469,507        473,616
--------------------------------------------------------------------------------------
Del Monte Foods Co.
  Term Loan B due 12/20/10                         Ba3        1,062,712      1,073,870
--------------------------------------------------------------------------------------
Dole Food Co., Inc.
  Term Loan C due 09/28/08                         Ba3          436,426        441,882
--------------------------------------------------------------------------------------
Michael Foods Inc.
  Term Loan B due 11/21/10                          B1          700,000        710,500
======================================================================================
                                                                             2,699,868
======================================================================================

PAPER PACKAGING-1.51%

Jefferson Smurfit Group PLC
  Term Loan B due 03/31/07                          --        1,134,724      1,143,234
--------------------------------------------------------------------------------------
Printpack Inc.
  Term Loan C due 03/31/09                         Ba3          985,000        989,925
--------------------------------------------------------------------------------------
Smurfit-Stone Container Corp.
  Term Loan C due 06/30/09                          --        1,523,269      1,534,693
======================================================================================
                                                                             3,667,852
======================================================================================

PERSONAL PRODUCTS-0.72%

Tempur World, Inc.
  Term Loan B due 06/30/09                          B1          756,200        759,036
--------------------------------------------------------------------------------------
Weight Watchers International
  Term Loan B due 12/31/09                         Ba1          870,776        879,484
--------------------------------------------------------------------------------------
  Term Loan C due 12/31/09                         Ba1          111,787        112,904
======================================================================================
                                                                             1,751,424
======================================================================================

PHARMACEUTICALS-1.08%

aaiPharma Inc.
  Term Loan due 12/01/09                            B2          616,122        622,283
--------------------------------------------------------------------------------------
Alpharma Inc.
  Term Loan A due 10/05/07                          B2        1,152,495      1,143,851
--------------------------------------------------------------------------------------


                                               MOODY'S
                                               RATING(a)     PRINCIPAL
                                               (UNAUDITED)     AMOUNT        VALUE
--------------------------------------------------------------------------------------
PHARMACEUTICALS-(CONTINUED)

  Term Loan B due 10/05/08                          B2       $  843,950   $    843,950
======================================================================================
                                                                             2,610,084
======================================================================================

PRECIOUS METALS & MINERALS-0.46%

IMC Global Inc.
  Term Loan B due 11/17/06                         Ba3        1,113,701      1,123,911
======================================================================================

PUBLISHING-5.72%

American Media, Inc.
  Term Loan due 04/01/07                           Ba3        2,440,904      2,465,313
--------------------------------------------------------------------------------------
CanWest Media, Inc.
  Term Loan D due 05/15/09                          --        1,989,744      2,009,641
--------------------------------------------------------------------------------------
Dex Media East LLC
  Term Loan B due 05/08/09                         Ba3          739,500        756,139
--------------------------------------------------------------------------------------
Dex Media West LLC
  Revolving Loan due 09/10/09(e)                   Ba3          235,849        229,560
--------------------------------------------------------------------------------------
  Term Loan B due 03/09/10                         Ba3        2,765,485      2,800,919
--------------------------------------------------------------------------------------
Primedia Inc.
  Term Loan B due 06/30/09                          B3          664,717        644,360
--------------------------------------------------------------------------------------
RH Donnelley Corp.
  Term Loan B-2 due 06/30/10                       Ba3        2,472,722      2,499,769
--------------------------------------------------------------------------------------
Sun Media Corp.
  Term Loan B due 02/07/09                         Ba2          718,288        721,879
--------------------------------------------------------------------------------------
TransWestern Publishing Co.
  Term Loan B due 06/30/08                         Ba3          231,756        233,494
--------------------------------------------------------------------------------------
Ziff Davis Media Inc.
  Term Loan B due 03/31/07                          --        1,589,124      1,517,613
======================================================================================
                                                                            13,878,687
======================================================================================

RAILROADS-0.08%

Pacer International, Inc.
  Term Loan due 06/09/10                            B1          195,817        197,163
======================================================================================

SEMICONDUCTORS-1.30%

AMI Semiconductors, Inc.
  Term Loan due 09/26/08                            B1          997,500      1,007,475
--------------------------------------------------------------------------------------
Fairchild Semiconductor International, Inc.
  Term Loan due 09/26/08                           Ba3        1,233,800      1,247,680
--------------------------------------------------------------------------------------
On Semiconductor Corp.
  Term Loan C due 08/04/07                          B3          903,420        907,372
======================================================================================
                                                                             3,162,527
======================================================================================

SPECIALTY CHEMICALS-2.60%

Cognis Deutschland GmbH & Co. KG
  Term Loan B due 01/31/10                         Ba2          500,000        500,750
--------------------------------------------------------------------------------------
  Term Loan C due 01/31/11                         Ba2          500,000        502,000
--------------------------------------------------------------------------------------
Huntsman ICI Chemicals LLC
  Term Loan B due 06/30/07                          B1        1,322,435      1,329,047
--------------------------------------------------------------------------------------
  Term Loan C due 06/30/08                          B1          599,973        602,973
--------------------------------------------------------------------------------------
Nalco Co.
  Term Loan B due 11/04/10                          B1        1,700,000      1,706,729
--------------------------------------------------------------------------------------

                                               MOODY'S
                                               RATING(a)     PRINCIPAL
                                               (UNAUDITED)     AMOUNT        VALUE

--------------------------------------------------------------------------------------
SPECIALTY CHEMICALS-(CONTINUED)

Noveon, Inc.
  Term Loan B due 12/31/09                          B1       $1,650,000   $  1,666,500
======================================================================================
                                                                             6,307,999
======================================================================================

STEEL-0.06%

UCAR Finance Co.
  Term Loan B2 due 12/31/07                        Ba3          155,755        155,949
======================================================================================

TEXTILES-0.17%

Joan Fabrics Corp.
  Term Loan B due 06/30/05                          --          249,420        239,443
--------------------------------------------------------------------------------------
  Term Loan C due 06/30/06                          --          170,492        163,672
======================================================================================
                                                                               403,115
======================================================================================

TOBACCO-0.38%

Commonwealth Brands, Inc.
  Term Loan due 08/28/07                            B1          913,792        916,647
======================================================================================

TRUCKING-0.24%

Quality Distribution
  Term Loan due 11/13/09                            B1          249,375        251,245
--------------------------------------------------------------------------------------
Sirva, Inc.
  Term Loan due 12/01/10                            B1          341,765        341,195
======================================================================================
                                                                               592,440
======================================================================================

WIRELESS TELECOMMUNICATION SERVICES-5.55%

AAT Communications
  Term Loan A due 08/13/09                          B3        1,501,371      1,501,371
--------------------------------------------------------------------------------------
Centennial de Puerto Rico
  Term Loan B due 05/31/07                          B3        1,260,494      1,263,330
--------------------------------------------------------------------------------------
Dobson Operating Co.
  Term Loan due 03/31/10                           Ba3        1,895,250      1,918,941
--------------------------------------------------------------------------------------
Leap Wireless International, Inc.
  Loan due 09/30/08(k)                              --        2,000,000      1,285,000
--------------------------------------------------------------------------------------
Nextel Communications, Inc.
  Term Loan E due 12/15/10                         Ba2        3,713,029      3,732,059
--------------------------------------------------------------------------------------
Rural Cellular Corp.
  Term Loan B due 09/30/08                          B2          969,849        971,870
--------------------------------------------------------------------------------------
  Term Loan C due 03/31/09                          B2          969,849        971,870
--------------------------------------------------------------------------------------
Western Wireless Corp.
  Term Loan B due 09/30/08                          B2        1,826,776      1,831,343
======================================================================================
                                                                            13,475,784
======================================================================================
    Total Senior Secured Floating Rate
      Interests (Cost $245,302,372)                                        230,064,670
======================================================================================

                                                SHARES

DOMESTIC STOCKS & OTHER EQUITY
  INTERESTS-0.00%

AIR FREIGHT & LOGISTICS-0.00%

Gemini Air Cargo, Inc.-Pfd.(d)(l)                29,793              0
======================================================================

                                                             MARKET
                                                SHARES       VALUE
----------------------------------------------------------------------

APPAREL, ACCESSORIES & LUXURY GOODS-0.00%

Glenoit Inc.(d)(l)                               24,421   $          0
======================================================================

COMPUTER HARDWARE-0.00%

DecisionOne Corp.(d)(l)                          37,286              0
======================================================================

FOOD DISTRIBUTORS-0.00%

Leiner Health Products Group, Inc.-Pfd.(d)(l)       138              0
----------------------------------------------------------------------
Vitality Foodservice Inc.-Pfd.(d)(l)                 26              0
======================================================================
                                                                     0
======================================================================

HOME FURNISHINGS-0.00%

IHDG Realty Inc.(d)(l)                          150,070              0
----------------------------------------------------------------------

----------------------------------------------------------------------
                                                             MARKET
                                                SHARES       VALUE
HOME FURNISHINGS-(CONTINUED)

Imperial Home Decor Group, Inc.
  (The)(d)(f)(l)                                150,070   $          0
======================================================================
                                                                     0
======================================================================
    Total Domestic Stocks & Other Equity
      Interests (Cost $2,149,379)                                    0
======================================================================

MONEY MARKET FUNDS-6.38%

Liquid Assets Portfolio(m)                     7,747,259     7,747,259
----------------------------------------------------------------------
STIC Prime Portfolio(m)                        7,747,259     7,747,259
======================================================================
    Total Money Market Funds (Cost
      $15,494,518)                                          15,494,518
======================================================================
TOTAL INVESTMENTS-101.15% (Cost $262,946,269)              245,559,188
======================================================================
OTHER ASSETS LESS LIABILITIES-(1.15)%                       (2,802,066)
======================================================================
NET ASSETS-100.00%                                        $242,757,122
______________________________________________________________________
======================================================================

Abbreviations:

DIP   - Debtor in Possession
Pfd.  - Preferred

Notes to Schedule of Investments:

(a) Ratings are assigned by Moody's Investors Service, Inc. ("Moody's").
(b) Senior secured corporate loans and senior secured debt securities are, at present, not readily marketable and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund's portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate ("LIBOR"), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(c) Senior secured floating rate interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of three to five years.
(d) Security is fair valued in accordance with the procedures established by the Board of Trustees.
(e) A portion of this holding is subject to unfunded loan commitments. See Note
    8.
(f) Consists of more than one class of securities traded together as a unit.
(g) The $102,798 principal amount loan is a unit consisting of the following components:
      $102,798 Term Loan market value
      $144,469 value of Acterna Inc. stock with 13,414 shares
      $1,443 value of Eningen Realty Inc. stock with 134 shares
(h) Security not registered under the Securities Act of 1933, as amended (e.g. the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The market value of this security at 12/31/03 represented 0.10% of the Fund's net assets.
(i) Borrower has emerged from bankruptcy and has restructured the loan. The $7,174,469 par value loan will be restructured as a unit consisting of the following components:
      $547,252 Term Note
      1.751 shares of Series A Preferred Stock in SK Holding Co., Inc. at $25.00 per share nominal
      102,803 shares of Common Stock in Safety-Kleen Hold Co., Inc., at $12.00 per share nominal
(j) A portion of this holding is subject to a letter of credit.
(k) Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments.
(l) Non-income producing security.
(m) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $247,451,751)                                $230,064,670
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $15,494,518)                             15,494,518
-----------------------------------------------------------
Cash                                                274,055
-----------------------------------------------------------
Receivables for:
  Investments sold                                   17,863
-----------------------------------------------------------
  Fund shares sold                                  141,845
-----------------------------------------------------------
  Dividends and interest                            992,409
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   13,027
-----------------------------------------------------------
Other assets                                         28,308
===========================================================
    Total assets                                247,026,695
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           3,740,966
-----------------------------------------------------------
  Fund shares reacquired                             10,419
-----------------------------------------------------------
  Dividends                                         259,055
-----------------------------------------------------------
  Deferred compensation and retirement plans         17,480
-----------------------------------------------------------
Accrued distribution fees                            97,857
-----------------------------------------------------------
Accrued transfer agent fees                          31,387
-----------------------------------------------------------
Accrued operating expenses                          112,409
===========================================================
    Total liabilities                             4,269,573
===========================================================
Net assets applicable to shares outstanding    $242,757,122
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $303,194,102
-----------------------------------------------------------
Undistributed net investment income                 175,968
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                         (43,225,867)
-----------------------------------------------------------
Unrealized appreciation (depreciation) of
  investment securities                         (17,387,081)
===========================================================
                                               $242,757,122
___________________________________________________________
===========================================================

NET ASSETS:

Class B                                        $221,963,942
___________________________________________________________
===========================================================
Class C                                        $ 20,793,180
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class B                                          25,300,248
___________________________________________________________
===========================================================
Class C                                           2,376,678
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $       8.77
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       8.75
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Interest                                                      $12,811,259
-------------------------------------------------------------------------
Dividends from affiliated money market funds                      135,177
-------------------------------------------------------------------------
Facility fees earned                                              852,131
=========================================================================
  Total investment income                                      13,798,567
=========================================================================

EXPENSES:

Advisory fees                                                   2,483,860
-------------------------------------------------------------------------
Administrative services fees                                       70,136
-------------------------------------------------------------------------
Custodian fees                                                     21,661
-------------------------------------------------------------------------
Distribution fees:
  Class B                                                         605,182
-------------------------------------------------------------------------
  Class C                                                         145,397
-------------------------------------------------------------------------
Transfer agent fees                                               263,869
-------------------------------------------------------------------------
Trustees' fees                                                     12,832
-------------------------------------------------------------------------
Other                                                             367,545
=========================================================================
    Total expenses                                              3,970,482
=========================================================================
Less: Fees waived and expense offset arrangements                 (56,105)
=========================================================================
    Net expenses                                                3,914,377
=========================================================================
Net investment income                                           9,884,190
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain (loss) from investment securities            (6,496,705)
-------------------------------------------------------------------------
Change in net unrealized appreciation of investment
  securities                                                   14,410,573
=========================================================================
Net gain from investment securities                             7,913,868
=========================================================================
Net increase in net assets resulting from operations          $17,798,058
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                  2003              2002
---------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  9,884,190      $  15,007,245
---------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities           (6,496,705)       (16,353,786)
---------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                  14,410,573         11,349,432
=============================================================================================
    Net increase in net assets resulting from operations        17,798,058         10,002,891
=============================================================================================
Distributions to shareholders from net investment income:
  Class B                                                       (9,006,161)       (13,778,659)
---------------------------------------------------------------------------------------------
  Class C                                                         (668,536)        (1,059,967)
=============================================================================================
  Decrease in net assets resulting from distributions           (9,674,697)       (14,838,626)
=============================================================================================
Share transactions-net:
  Class B                                                      (51,825,825)       (87,082,277)
---------------------------------------------------------------------------------------------
  Class C                                                         (220,648)       (10,516,173)
=============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (52,046,473)       (97,598,450)
=============================================================================================
    Net increase (decrease) in net assets                      (43,923,112)      (102,434,185)
=============================================================================================

NET ASSETS:

  Beginning of year                                            286,680,234        389,114,419
=============================================================================================
  End of year (including undistributed net investment income of $175,968 and $203,780 for 2003 and 2002,
    respectively)                                             $242,757,122      $ 286,680,234
_____________________________________________________________________________________________
=============================================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CASH FLOWS

For the year ended December 31, 2003

CASH PROVIDED BY OPERATING ACTIVITIES:

  Net increase in net assets resulting from operations        $  17,798,058
===========================================================================

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS TO NET
  CASH PROVIDED BY OPERATIONS:

  Increase in receivables                                            66,419
---------------------------------------------------------------------------
  Decrease in payables                                             (102,236)
---------------------------------------------------------------------------
  Net realized and unrealized gain on investments                (7,914,854)
---------------------------------------------------------------------------
  Amortization                                                   (1,191,126)
---------------------------------------------------------------------------
  Proceeds from principal payments and sales of senior
    floating rate interests                                     236,885,670
---------------------------------------------------------------------------
  Purchases of senior secured floating rate interests          (175,745,007)
---------------------------------------------------------------------------
  Purchases of short-term investments                          (670,172,821)
---------------------------------------------------------------------------
  Proceeds from sales and maturities of short-term
    investments                                                 670,313,000
===========================================================================
    Net cash provided by operating activities                    69,937,103
___________________________________________________________________________
===========================================================================

CASH USED IN FINANCING ACTIVITIES:

  Proceeds from capital shares sold                              13,412,998
---------------------------------------------------------------------------
  Disbursements from capital shares repurchased                 (71,227,631)
---------------------------------------------------------------------------
  Dividends paid to shareholders                                 (4,124,431)
===========================================================================
    Net cash provided by (used in) financing activities         (61,939,064)
===========================================================================
Net increase in cash                                              7,998,039
---------------------------------------------------------------------------
Cash and cash equivalents at beginning of period                  7,770,534
===========================================================================
Cash and cash equivalents at end of period                    $  15,768,573
___________________________________________________________________________
===========================================================================

NON-CASH FINANCING ACTIVITIES:

  Value of capital shares issued in reinvestment of
    dividends paid to shareholders                            $   5,723,908
___________________________________________________________________________
===========================================================================

See accompany notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Floating Rate Fund (the "Fund") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a continuously offered non-diversified, closed-end management investment company. The Fund currently offers multiple classes of shares. Matters affecting each class will be voted on exclusively by the shareholders of such class. The Fund's investment objective is to provide as high a level of current income and preservation of capital as is consistent with investment in senior secured corporate loans and senior secured debt securities.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- The Fund invests primarily in senior secured corporate loans ("Corporate Loans") and senior secured debt securities ("Corporate Debt Securities") that meet credit standards established by its investment advisor, A I M Advisors, Inc. (the "Advisor") and its sub-advisor, INVESCO Senior Secured Management, Inc., (the "Sub-Advisor"). The Sub-Advisor, under the supervision of the Advisor, values the Corporate Loans and Corporate Debt Securities in accordance with guidelines adopted and periodically reviewed by the Fund's Board of Trustees. Under the Fund's current guidelines, Corporate Loans and Corporate Debt Securities for which an active secondary market exists to a reliable degree in the opinion of the Sub-Advisor and for which the Sub-Advisor can obtain one or more quotations from banks or dealers in Corporate Loans and Corporate Debt Securities will be valued by the Sub-Advisor utilizing daily bid quotes. With respect to illiquid securities, i.e., Corporate Loans and Corporate Debt Securities for which an active secondary market does not exist to a reliable degree in the opinion of the Sub-Advisor, and with respect to securities whose bid quotes the Sub-Advisor believes do not accurately reflect fair value, such Corporate Loans and Corporate Debt Securities will be valued by the Sub-Advisor at fair value, as determined in good faith by or under the supervision of the Board of Trustees pursuant to procedures specifically authorized by the Board of Trustees, and which is intended to approximate market value. The Sub-Advisor believes that Intermediate Participants selling Corporate Loans or otherwise involved in a Corporate Loan transaction may tend, in valuing Corporate Loans for their own accounts, to be less sensitive to interest rate and credit quality changes and, accordingly, the Sub-Advisor may not rely solely on such valuations in valuing the Corporate Loans for the Fund's account. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a settlement date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Facility Fees received may be amortized over the life of the loan. Other income, including amendment fees, commitment fees, letter of credit fees, etc., included in the Statement of Operations, are recorded as income when received by the Fund. Dividend income is recorded on the ex-dividend date.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

       Cash and cash equivalents in the Statement of Cash Flows are comprised of cash and investments in affiliated money market funds for the purpose of investing daily available cash balances.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. INTERMEDIATE PARTICIPANTS -- The Fund invests in Corporate Loans from U.S. or non-U.S. companies (the "Borrowers"). The investment of the Fund in a Corporate Loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders ("Lenders") or one of the participants in the syndicate ("Participant"), one or more of which administers the loan on behalf of all the Lenders (the "Agent Bank"), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as "Intermediate Participants".

F. SECURITIES PURCHASED ON A WHEN-ISSUED AND DELAYED DELIVERY BASIS -- The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

G. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Fund has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the Fund's average daily net assets. Under the terms of a master sub-advisory agreement between AIM and INVESCO Senior Secured Management, Inc. ("ISSM"), AIM pays ISSM at the annual rate of 0.40% of AIM's compensation on the sub-advised assets. AIM has voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) for Class B and Class C shares to the extent necessary to limit the total fund operating expenses of Class B and Class C shares to 1.50% and 1.75%, respectively. Voluntary fee waivers or reimbursements may be modified or discontinued at any time without further notice to investors. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the year ended December 31, 2003, AIM waived fees of $2,809.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2003, AIM was paid $70,136 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $144,526 for such services.

    The Trust entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class B shares and 0.75% of the average daily net assets of Class C shares. AIM Distributors has voluntarily agreed to limit the Class C shares plan payments to 0.50%. Of these amounts, AIM Distributors may pay a service fee up to 0.25% of the average daily net assets of the Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. AIM Distributors has agreed to waive 0.25% of the annual Distribution and Service Fee for Class C shares. Pursuant to the Plans, for the year ended December 31, 2003, the Class B and Class C shares paid $605,182 and $96,931, respectively, after AIM Distributors waived plan fees of $48,466 for Class C shares.

    AIM Distributors did not receive any commissions from sales of shares of the Fund during the year ended December 31, 2003. For the year ended December 31, 2003, AIM Distributors received $325,060 and $9,068 from Class B and Class C shares, respectively in early withdrawal charges imposed on redemptions of Fund shares.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees to invest daily available cash balances in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

                                                                       UNREALIZED
                    MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND      REALIZED
FUND                 12/31/2002       AT COST        FROM SALES      (DEPRECIATION)     12/31/2003      INCOME      GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio          $3,885,267     $144,255,746    $(140,393,754)       $  --         $ 7,747,259     $ 68,416        $  --
-------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio           3,885,267      144,255,746     (140,393,754)          --           7,747,259       66,761           --
===============================================================================================================================
                     $7,770,534     $288,511,492    $(280,787,508)       $  --         $15,494,518     $135,177        $  --
_______________________________________________________________________________________________________________________________
===============================================================================================================================


NOTE 4--EXPENSE OFFSET ARRANGEMENTS


Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $3,310 and reductions in custodian fees of $1,520 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $4,830.

NOTE 5--TRUSTEES FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $4,225 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--REPURCHASE OFFERS

The Fund is committed to conducting quarterly Repurchase Offers which are offers by the Fund to repurchase at least 5% and up to 25% of its shares. In each Repurchase Offer, the repurchase price will be the net asset value determined not more than 14 days following the repurchase request deadline and payment for all shares repurchased pursuant to these offers will be made not later than 7 days after the repurchase pricing date. Class B shares held less than four years and Class C shares held for less than one year which are repurchased by the Fund pursuant to Repurchase Offers will be subject to an early withdrawal charge of up to 3% for Class B shares and up to 1% for Class C shares. The early withdrawal charge is calculated on the lesser of the then current net asset value or the original purchase price of the shares being tendered.

NOTE 8--UNFUNDED LOAN COMMITMENTS

As of December 31, 2003, the Fund had unfunded loan commitments of $3,143,402, which could be extended at the option of the borrower, pursuant to the following loan agreements:

                                                                      UNFUNDED
BORROWER                                                             COMMITMENTS
--------------------------------------------------------------------------------
Allied Waste Industries, Inc.                                        $  964,583
--------------------------------------------------------------------------------
Dex Media West LLC                                                      229,560
--------------------------------------------------------------------------------
Identity Group                                                          645,313
--------------------------------------------------------------------------------
Peabody Energy Corp.                                                  1,225,000
--------------------------------------------------------------------------------
Vitality Foodservice, Inc.                                               78,946
================================================================================
                                                                     $3,143,402
________________________________________________________________________________
================================================================================

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                                          2003          2002
--------------------------------------------------------------------------------
Distributions paid from ordinary income                $9,674,697    $14,838,626
________________________________________________________________________________
================================================================================


Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income                                      $     28,909
-------------------------------------------------------------------------------
Unrealized appreciation (depreciation) -- investments               (17,236,440)
-------------------------------------------------------------------------------
Temporary book/tax differences                                          (13,990)
-------------------------------------------------------------------------------
Capital loss carryforward                                           (42,213,498)
-------------------------------------------------------------------------------
Post-October capital loss deferral                                   (1,001,961)
-------------------------------------------------------------------------------
Shares of beneficial interest                                       303,194,102
===============================================================================
Total net assets                                                   $242,757,122
_______________________________________________________________________________
===============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales, premium amortization and the treatment of defaulted loans.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The

Fund's temporary book/tax differences are the result of deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
December 31, 2007                             $   453,428
----------------------------------------------------------
December 31, 2009                              10,188,057
----------------------------------------------------------
December 31, 2010                              21,273,718
----------------------------------------------------------
December 31, 2011                              10,298,295
==========================================================
Total capital loss carryforward               $42,213,498
__________________________________________________________
==========================================================

NOTE 10--INVESTMENT SECURITIES

    The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Portfolio during the year ended December 31, 2003 was $174,799,393 and $229,199,777, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                        $  2,074,876
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (19,311,316)
===========================================================
Net unrealized appreciation (depreciation)
  of investment securities                     $(17,236,440)
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $262,795,628.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of premium amortization on restructured bonds sold, on December 31, 2003, undistributed net investment income was decreased by $237,305 and undistributed net realized gains increased by $237,305. This reclassification had no effect on the net assets of the Fund.


NOTE 12--SHARE INFORMATION

The Fund currently offers two different classes of shares: Class B shares and Class C shares. Both classes are sold at net asset value with no front-end sales charge. Each class imposes an early withdrawal charge on redemptions.

                                             CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------
                                                                         2003                          2002
                                                              --------------------------    ---------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Class B                                                        718,381    $  6,228,263        559,733    $  4,862,238
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                        833,690       7,239,407        430,544       3,737,815
=======================================================================================================================
Issued as reinvestment of dividends:
  Class B                                                        607,360       5,256,934        878,220       7,600,841
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                         54,064         466,974         85,580         738,849
=======================================================================================================================
Reacquired:
  Class B                                                     (7,319,172)    (63,311,022)   (11,549,154)    (99,545,356)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (917,327)     (7,927,029)    (1,738,269)    (14,992,837)
=======================================================================================================================
                                                              (6,023,004)   $(52,046,473)   (11,333,346)   $(97,598,450)
_______________________________________________________________________________________________________________________
=======================================================================================================================

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                        CLASS B
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                2003           2002        2001        2000        1999
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   8.51       $   8.64    $   9.37    $   9.68    $   9.84
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.33           0.38        0.60(a)     0.78        0.69(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.25          (0.13)      (0.73)      (0.31)      (0.16)
=========================================================================================================================
    Total from investment operations                              0.58           0.25       (0.13)       0.47        0.53
=========================================================================================================================
Less dividends from net investment income                        (0.32)         (0.38)      (0.60)      (0.78)      (0.69)
=========================================================================================================================
Net asset value, end of period                                $   8.77       $   8.51    $   8.64    $   9.37    $   9.68
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                   6.94%          2.88%      (1.49)%      5.03%       5.49%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $221,964       $266,260    $357,841    $458,359    $439,523
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets                           1.48%(c)       1.49%       1.38%       1.50%       1.47%(d)
=========================================================================================================================
Ratio of net investment income to average net assets              3.80%(c)       4.40%       6.66%       8.18%       7.02%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             72%            56%         38%         39%         81%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include withdrawal charges.
(c)  Ratios are based on average daily net assets of $242,072,727.
(d) After fee waivers and reimbursements. Ratio of expenses to average net assets prior to the fee waivers for 1999 was 1.52%.


                                                                                   CLASS C
                                                              -------------------------------------------------
                                                                                                  APRIL 3, 2000
                                                                                                  (DATE SALES
                                                                  YEAR ENDED DECEMBER 31,         COMMENCED) TO
                                                              --------------------------------    DECEMBER 31,
                                                               2003          2002       2001         2000
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.49       $  8.62    $  9.35       $  9.63
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.31          0.36       0.58(a)       0.58
---------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.25         (0.14)     (0.73)        (0.28)
===============================================================================================================
    Total from investment operations                             0.56          0.22      (0.15)         0.30
===============================================================================================================
Less dividends from net investment income                       (0.30)        (0.35)     (0.58)        (0.58)
===============================================================================================================
Net asset value, end of period                                $  8.75       $  8.49    $  8.62       $  9.35
_______________________________________________________________________________________________________________
===============================================================================================================
Total return(b)                                                  6.68%         2.62%     (1.75)%        3.22%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $20,793       $20,421    $31,274       $28,354
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.73%(c)      1.74%      1.63%         1.73%(d)
---------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.98%(c)      1.99%      1.88%         1.98%(d)
===============================================================================================================
Ratio of net investment income to average net assets             3.55%(c)      4.15%      6.40%         8.14%(d)
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate(e)                                         72%           56%        38%           39%
_______________________________________________________________________________________________________________
===============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include withdrawal charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $19,386,262.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS


ENRON CORP. V. J.P. MORGAN SECURITIES, AIM FLOATING RATE FUND, ET AL.; AIM Floating Rate Fund, along with other parties, was named as a defendant in a case filed in the United States Bankruptcy Court for the Southern District of New York on November 6, 2003. Plaintiff is seeking to declare that certain repurchases by Enron Corp. of commercial paper issued by the company from the defendants were preferential transfers that may be avoided in the bankruptcy proceeding so that they may be avoided. The aggregate amount of the repurchases from the Fund during the 90 days prior to the bankruptcy petition by Enron Corp. was $9,986,667. At this time Fund management is unable to make an assessment as to the likelihood of loss, and therefore have not recorded a liability in the financial statements for any potential loss.

  Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of AIM Floating Rate Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the AIM Floating Rate Fund (the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets and its cash flows for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 20, 2004
Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Floating Rate Fund, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1) To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                     WITHHOLDING
      TRUSTEES/MATTER                                VOTES FOR        AUTHORITY
--------------------------------------------------------------------------------
(1)   Bob R. Baker.................................  24,874,399        139,539
      Frank S. Bayley..............................  24,876,782        137,156
      James T. Bunch...............................  24,877,146        136,792
      Bruce L. Crockett............................  24,876,782        137,156
      Albert R. Dowden.............................  24,876,782        137,156
      Edward K. Dunn, Jr...........................  24,875,432        138,506
      Jack M. Fields...............................  24,876,782        137,156
      Carl Frischling..............................  24,875,069        138,869
      Robert H. Graham.............................  24,859,068        154,870
      Gerald J. Lewis..............................  24,876,143        137,795
      Prema Mathai-Davis...........................  24,877,146        136,792
      Lewis F. Pennock.............................  24,877,146        136,792
      Ruth H. Quigley..............................  24,858,317        155,621
      Louis S. Sklar...............................  24,873,287        140,651
      Larry Soll, Ph.D.............................  24,874,290        139,648
      Mark H. Williamson...........................  24,859,747        154,191

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2004

The address of each trustee and officer of AIM Floating Rate Fund (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 96 portfolios and Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER         PRINCIPAL OCCUPATION(S)                            OTHER DIRECTORSHIP(S)
TRUST                              SINCE              DURING PAST 5 YEARS                                HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1998               Director and Chairman, A I M Management Group      None
  Trustee, Chairman and                               Inc. (financial services holding company); and
  President                                           Director and Vice Chairman, AMVESCAP PLC and
                                                      Chairman of AMVESCAP PLC -- AIM Division (parent
                                                      of AIM and a global investment management firm)
                                                      Formerly: President and Chief Executive Officer,
                                                      A I M Management Group Inc.; Director, Chairman
                                                      and President, A I M Advisors, Inc. (registered
                                                      investment advisor); Director and Chairman,
                                                      A I M Capital Management, Inc. (registered
                                                      investment advisor), A I M Distributors, Inc.
                                                      (registered broker dealer), AIM Investment
                                                      Services, Inc., (registered transfer agent), and
                                                      Fund Management Company (registered broker
                                                      dealer); and Chief Executive Officer, AMVESCAP
                                                      PLC -- Managed Products
------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003               Director, President and Chief Executive Officer,   None
  Trustee and Executive Vice                          A I M Management Group Inc. (financial services
  President                                           holding company); Director, Chairman and
                                                      President, A I M Advisors, Inc. (registered
                                                      investment advisor); Director, A I M Capital
                                                      Management, Inc. (registered investment advisor)
                                                      and A I M Distributors, Inc. (registered broker
                                                      dealer); Director and Chairman, AIM Investment
                                                      Services, Inc. (registered transfer agent), and
                                                      Fund Management Company (registered broker
                                                      dealer); and Chief Executive Officer, AMVESCAP
                                                      PLC -- AIM Division (parent of AIM and a global
                                                      investment management firm)
                                                      Formerly: Director, Chairman, President and
                                                      Chief Executive Officer, INVESCO Funds Group,
                                                      Inc. and INVESCO Distributors, Inc.; Chief
                                                      Executive Officer, AMVESCAP PLC -- Managed
                                                      Products; Chairman and Chief Executive Officer
                                                      of NationsBanc Advisors, Inc.; and Chairman of
                                                      NationsBanc Investments, Inc.
------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936             2003               Consultant                                         None
  Trustee
                                                      Formerly: President and Chief Executive Officer,
                                                      AMC Cancer Research Center; and Chairman and
                                                      Chief Executive Officer, First Columbia
                                                      Financial Corporation
------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          1998               Of Counsel, law firm of Baker & McKenzie           Badgley Funds, Inc.
  Trustee                                                                                                (registered
                                                                                                         investment company)
------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942           2003               Co-President and Founder, Green, Manning & Bunch   None
  Trustee                                             Ltd., (investment banking firm); and Director,
                                                      Policy Studies, Inc. and Van Gilder Insurance
                                                      Corporation
                                                      Formerly: General Counsel and Director,
                                                      Boettcher & Co.; and Chairman and Managing
                                                      Partner, law firm of Davis, Graham & Stubbs
------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        2001               Chairman, Crockett Technology Associates           ACE Limited
  Trustee                                             (technology consulting company)                    (insurance company);
                                                                                                         and Captaris, Inc.
                                                                                                         (unified messaging
                                                                                                         provider)
------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2001               Director of a number of public and private         Cortland Trust, Inc.
  Trustee                                             business corporations, including the Boss Group    (Chairman)
                                                      Ltd. (private investment and management) and       (registered
                                                      Magellan Insurance Company                         investment company);
                                                                                                         Annuity and Life Re
                                                      Formerly: Director, President and Chief            (Holdings), Ltd.
                                                      Executive Officer, Volvo Group North America,      (insurance company)
                                                      Inc.; Senior Vice President, AB Volvo; and
                                                      director of various affiliated Volvo companies
------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      2001               Formerly: Chairman, Mercantile Mortgage Corp.;     None
  Trustee                                             President and Chief Operating Officer,
                                                      Mercantile-Safe Deposit & Trust Co.; and
                                                      President, Mercantile Bankshares Corp.
------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           2001               Chief Executive Officer, Twenty First Century      Administaff
  Trustee                                             Group, Inc. (government affairs company) and
                                                      Texana Timber LP
------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of January 1, 2004

The address of each trustee and officer of AIM Floating Rate Fund (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 96 portfolios and Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND           TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST   OR OFFICER SINCE   DURING PAST 5 YEARS                                HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         2001               Partner, law firm of Kramer Levin Naftalis and     Cortland Trust, Inc.
  Trustee                                            Frankel LLP                                        (registered
                                                                                                        investment company)
-----------------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933         2003               Chairman, Lawsuit Resolution Services (San         General Chemical
  Trustee                                            Diego, California)                                 Group, Inc.,
                                                                                                        Wheelabrator
                                                     Formerly: Associate Justice of the California      Technologies, Inc.
                                                     Court of Appeals                                   (waste management
                                                                                                        company), Fisher
                                                                                                        Scientific, Inc.,
                                                                                                        Henley Manufacturing,
                                                                                                        Inc. (laboratory
                                                                                                        supplies), and
                                                                                                        California Coastal
                                                                                                        Properties, Inc.
-----------------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950      2001               Formerly: Chief Executive Officer, YWCA of the     None
  Trustee                                            USA
-----------------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942        2001               Partner, law firm of Pennock & Cooper              None
  Trustee
-----------------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935         1998               Retired                                            None
  Trustee
-----------------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939          2001               Executive Vice President, Development and          None
  Trustee                                            Operations Hines Interests Limited Partnership
                                                     (real estate development company)
-----------------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D. -- 1942       2003               Retired                                            None
  Trustee
-----------------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956         2003               Director, Senior Vice President, Secretary and     N/A
  Senior Vice President and                          General Counsel, A I M Management Group Inc.
  Chief Legal Officer                                (financial services holding company) and A I M
                                                     Advisors, Inc.; Vice President, A I M Capital
                                                     Management, Inc., A I M Distributors, Inc. and
                                                     AIM Investment Services, Inc.; and Director,
                                                     Vice President and General Counsel, Fund
                                                     Management Company
                                                     Formerly: Senior Vice President and General
                                                     Counsel, Liberty Financial Companies, Inc.; and
                                                     Senior Vice President and General Counsel,
                                                     Liberty Funds Group, LLC
-----------------------------------------------------------------------------------------------------------------------------
  Robert G. Alley -- 1948         2001               Managing Director, Chief Fixed Income Officer      N/A
  Vice President                                     and Senior Investment Officer, A I M Capital
                                                     Management, Inc.; and Vice President, A I M
                                                     Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955          2001               Managing Director and Chief Research               N/A
  Vice President                                     Officer -- Fixed Income, A I M Capital
                                                     Management, Inc.; and Vice President, A I M
                                                     Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943         1998               Vice President and Chief Compliance Officer,       N/A
  Vice President                                     A I M Advisors, Inc. and A I M Capital
                                                     Management, Inc.; and Vice President, AIM
                                                     Investment Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961       2004               Vice President and Fund Treasurer, A I M
  Vice President and Treasurer                       Advisors, Inc.; Senior Vice President, AIM
                                                     Investment Services, Inc.; and Vice President,
                                                     A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960       2001               Managing Director and Chief Management Officer,    N/A
  Vice President                                     A I M Capital Management, Inc; Director and
                                                     President, Fund Management Company; and Vice
                                                     President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940         2001               Vice President, A I M Advisors, Inc., and          N/A
  Vice President                                     President, Chief Executive Officer and Chief
                                                     Investment Officer, A I M Capital Management,
                                                     Inc.
-----------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND           INVESTMENT ADVISOR     DISTRIBUTOR            AUDITORS               SUB-ADVISOR
11 Greenway Plaza            A I M Advisors, Inc.   A I M Distributors,    PricewaterhouseCoopers INVESCO Senior Secured
Suite 100                    11 Greenway Plaza      Inc.                   LLP                    Management
Houston, TX 77046-1173       Suite 100              11 Greenway Plaza      1201 Louisiana, Suite  1166 Avenue of the Americas
                             Houston, TX            Suite 100              2900                   New York, NY 10036
                             77046-1173             Houston, TX            Houston, TX
                                                    77046-1173             77002-5678
COUNSEL TO THE FUND          COUNSEL TO THE         TRANSFER AGENT         CUSTODIAN              SUB-SUB-ADVISOR
                             TRUSTEES
Ballard Spahr                                       AIM Investment         State Street Bank and  INVESCO Institutional (N.A.),
Andrews & Ingersoll, LLP     Kramer, Levin,         Services, Inc.         Trust Company          Inc.
1735 Market Street           Naftalis & Frankel     P.O. Box 4739          225 Franklin Street    1166 Avenue of the Americas
Philadelphia, PA 19103-7599  LLP                    Houston, TX            Boston, MA 02110       New York, NY 10036
                             919 Third Avenue       77210-4739
                             New York, NY
                             10022-3852

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2003, 0% is eligible for the dividends received deduction for corporations.

For its tax year ended December 31, 2003, the Fund designated 0%, or the maximum allowable, of its dividend distribution as qualified dividend income. The actual amount for the calendar year will be designated in the Fund's year end tax statement.

REQUIRED STATE INCOME TAX INFORMATION (UNAUDITED)

Of the ordinary dividends paid, 0% was derived from U.S. Treasury Obligations.

        DOMESTIC EQUITY                      INTERNATIONAL/GLOBAL EQUITY                           FIXED INCOME

AIM Aggressive Growth Fund              AIM Asia Pacific Growth Fund                    TAXABLE
AIM Balanced Fund*                      AIM Developing Markets Fund
AIM Basic Balanced Fund*                AIM European Growth Fund                        AIM Floating Rate Fund
AIM Basic Value Fund                    AIM European Small Company Fund                 AIM High Yield Fund
AIM Blue Chip Fund                      AIM Global Aggressive Growth Fund               AIM Income Fund
AIM Capital Development Fund            AIM Global Growth Fund                          AIM Intermediate Government Fund
AIM Charter Fund                        AIM Global Trends Fund                          AIM Limited Maturity Treasury Fund
AIM Constellation Fund                  AIM Global Value Fund(5)                        AIM Money Market Fund
AIM Dent Demographic Trends Fund        AIM International Emerging Growth Fund          AIM Short Term Bond Fund
AIM Diversified Dividend Fund1(1)       AIM International Growth Fund                   AIM Total Return Bond Fund
AIM Emerging Growth Fund                AIM Trimark Fund                                INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund          INVESCO International Core Equity Fund(6)
AIM Large Cap Growth Fund                                                               TAX-FREE
AIM Libra Fund                          SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                            AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund(2)         AIM Global Health Care Fund                     AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                 AIM Real Estate Fund                            AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                INVESCO Advantage Health Sciences Fund          AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund               INVESCO Energy Fund
AIM Opportunities III Fund              INVESCO Financial Services Fund
AIM Premier Equity Fund                 INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                  INVESCO Health Sciences Fund
AIM Small Cap Equity Fund(3)            INVESCO Leisure Fund
AIM Small Cap Growth Fund(4)            INVESCO Multi-Sector Fund
AIM Trimark Endeavor Fund               INVESCO Technology Fund
AM Trimark Small Companies Fund         INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund


(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (6) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

For more complete information about any AIM or INVESCO fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read the prospectus carefully and consider the investment objectives, risks, and charges and expenses of the investment carefully before investing. If used after April, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $149 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $371 billion in assets under management. Data as of December 31, 2003.

                               AIMinvestments.com                       FLR-AR-1

                                             YOUR GOALS. OUR SOLUTIONS.--Servicemark--
--------------------------------------------------------------------------------------
Mutual  Retirement Annuities  College   Separately  Offshore  Alternative   Cash                 [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products              Savings   Managed     Products  Investments   Management
                              Plans     Accounts

ITEM 2.  CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive office ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Prema Mathai-Davis. Ms. Mathai-Davis is "independent" within the meaning of that term used in Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

FEES BILLED BY PWC RELATED TO THE REGISTRANT

         PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

                                                   Percentage of Fees                                     Percentage of Fees
                                                    Billed Applicable                                     Billed Applicable to
                                                      to Non-Audit                                        Non-Audit Services
                          Fees Billed for          Services Provided             Fees Billed for            Provided in 2002
                         Services Rendered        in 2003 Pursuant to           Services Rendered          Pursuant to Waiver
                        to the Registrant in     Waiver of Pre-Approval       to the Registrant in          of Pre-Approval
                               2003                 Requirement(1)(2)                 2002                 Requirement(1)(2)
                      -----------------------    -----------------------     -----------------------    -----------------------
Audit Fees            $                60,729                        N/A     $                56,070                        N/A
Audit-Related Fees    $                     0                          0%    $                     0                        N/A
Tax Fees(3)           $                 8,038                          0%    $                 7,355                        N/A
All Other Fees        $                     0                          0%    $                     0                        N/A
                      -----------------------                                -----------------------
Total Fees            $                68,767                                $                59,300                        N/A

PWC billed the Registrant aggregate non-audit fees of $10,038 for the fiscal year ended 2003, and $7,355 for the fiscal year ended 2002, for non-audit services rendered to the Registrant.

----------

(1) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(2) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees billed to the Registrant during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(3) Tax Fees for the fiscal year ended December 31, 2003 includes fees billed for reviewing tax returns. Tax Fees for the fiscal year ended December 31, 2002 includes fees billed for reviewing tax returns.

FEES BILLED BY PWC RELATED TO AIM AND AIM AFFILIATES

         PWC billed AIM and AIM Affiliates aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

                       Fees Billed for Non-                                 Fees Billed for Non-
                          Audit Services                                       Audit Services
                         Rendered to AIM          Percentage of Fees          Rendered to AIM          Percentage of Fees
                        and AIM Affiliates       Billed Applicable to       and AIM Affiliates        Billed Applicable to
                        in 2003 That Were         Non-Audit Services         in 2002 That Were         Non-Audit Services
                            Required               Provided in 2003              Required               Provided in 2002
                        to be Pre-Approved        Pursuant to Waiver        to be Pre-Approved         Pursuant to Waiver
                        by the Registrant's        of Pre-Approval          by the Registrant's         of Pre-Approval
                        Audit Committee(1)        Requirement(2)(3)          Audit Committee(1)        Requirement(2)(3)
                      ----------------------    ----------------------     ----------------------    ----------------------
Audit-Related Fees    $                    0                         0%                       N/A                       N/A
Tax Fees              $                    0                         0%                       N/A                       N/A
All Other Fees        $                    0                         0%                       N/A                       N/A
                      ----------------------
Total Fees            $                    0                                                  N/A                       N/A

PWC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2003, and $346,364 for the fiscal year ended 2002, for non-audit services rendered to AIM and AIM Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant ("AIM Affiliates"), that were not required to be pre-approved pursuant to SEC regulations is compatible with maintaining PWC's independence. The Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect the Registrant.

----------

(1) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the fees billed for non-audit services shown in this column only represents fees for pre-approved non-audit services rendered after May 6, 2003, to AIM and AIM Affiliates.

(2) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(3) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees billed to the Registrant during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.



                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                the AIM Funds and the INVESCO Funds (the "Funds")
                            AMENDED NOVEMBER 6, 2003

I.  STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of

Directors/Registrantees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by the Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval") or require the specific pre-approval of the Audit Committee ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any proposed services exceeding general pre-approved cost levels or established amounts will also require specific pre-approval by the Audit Committee.

The Audit Committee will annually review and pre-approve the services that may be provided by the Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

II.  DELEGATION

The Audit Committee may from time to time delegate pre-approval authority to one or more of its members who are Independent Directors. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next-scheduled meeting.

III.  AUDIT SERVICES

The annual audit services engagement terms and fees will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

IV.  GENERAL PRE-APPROVAL OF NON-AUDIT SERVICES

The Audit Committee may provide general pre-approval of types of non-audit services described in this Section IV to the Funds and its Service Affiliates if the Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

ALL OTHER SERVICES

The Audit Committee may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

V.  SPECIFIC PRE-APPROVAL OF NON-AUDIT SERVICES

The Audit Committee may provide specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the auditor, is consistent with the SEC Rules on auditor independence, and otherwise conforms to the Audit Committees' general principles and policies as set forth herein.

VI.  PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval fee levels or established amounts for services to be provided by the Auditor under general pre-approval policies will be set annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

VII.  PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees where possible and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed at the next regularly scheduled Audit Committee meeting of any such services rendered by the Auditor.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment Company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

o Bookkeeping or other services related to the accounting records or financial statements of the audit client

   o     Financial information systems design and implementation

o Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

   o     Actuarial services

   o     Internal audit outsourcing services

CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

   o     Management functions

   o     Human resources

   o     Broker-dealer, investment adviser, or investment banking services

   o     Legal services

   o     Expert services unrelated to the audit

o Any other service that the Public Company Oversight Board determines by regulation is impermissible


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.


ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                              PROXY VOTING POLICIES

         INVESCO Institutional (NA), Inc. and its wholly-owned subsidiaries, ("INVESCO") each has responsibility for making investment decisions that are in the best interest of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

         As a fiduciary, INVESCO believes that it has a duty to manage clients' assets solely in the best interest of the clients and that the ability to vote proxies is a client asset. Accordingly, INVESCO has a duty to vote proxies in a manner in which it believes will add value to the client's investment.

         INVESCO is regulated by various state and federal laws, such as the Investment Advisers Act of 1940, the Investment Company Act of 1940, and the Employee Retirement Income Security Act of 1974 ("ERISA"). Because there may be different proxy voting standards for ERISA and non-ERISA clients, INVESCO's policy is to apply the proxy voting policies and procedures described herein to all of its clients. Any discussion herein which refers to an ERISA or non-ERISA situation is used for reference only.

         INVESCO may amend its proxy policies and procedures from time to time without prior notice to its clients.

                                   BACKGROUND

         ERISA fiduciary standards relating to proxy voting have not been interpreted until more recent times.

         Due to the large number of mergers and acquisitions in the 1980s and the growing importance of institutional investors in the equity markets, the Department of Labor ("DOL"), which enforces fiduciary standards for ERISA plan sponsors and managers, took the position that the right to vote shares of stock owned by a pension plan is, in itself, an asset of the plan. Thus, the "Wall Street Rule" of "vote with management (or abstain from voting) or sell the stock" was under scrutiny.

         In 1988, the DOL stated, in the "Avon Letter", that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock. Accordingly, where the authority to manage plan assets has been delegated to an investment manager pursuant to ERISA, no person other than the investment manager has authority to vote proxies appurtenant to such plan assets, except to the extent the named fiduciary has reserved to itself the right to direct a plan trustee regarding the voting of proxies.

         In 1990, in the "Monks Letter", the DOL stated that an ERISA violation would occur if the investment manager is explicitly or implicitly assigned the authority to vote proxies appurtenant to certain plan-owned stock and the named fiduciary, trustee or any person other than the investment manager makes the decision on how to vote the same proxies. Thus, according to the DOL, if the investment management contract expressly provides that the investment manager is not required to vote proxies, but does not expressly preclude the investment manager from voting the relevant proxies, the investment manager would have the exclusive fiduciary responsibility for voting the proxies. In contrast, the DOL pointed out that if either the plan document or the investment management contract expressly precludes the investment manager from voting proxies, the responsibility for voting proxies lies exclusively with the trustee.

         In 1994, in its Interpretive Bulletin 94-2 ("94-2"), the DOL reiterated and supplemented the Avon and Monks Letters. In addition, 94-2 extended the principles put forth in the Avon and Monks Letters to voting of proxies on shares of foreign corporations. However, the DOL recognized that the cost of exercising a vote on a particular proxy proposal could exceed any benefit that the plan could expect to gain in voting on the proposal. Therefore, the plan fiduciary had to weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan's participants and beneficiaries.

         In January 2003, the Securities and Exchange Commission ("SEC") adopted regulations regarding Proxy Voting by investment advisers (SEC Release No. IA-2106). These regulations required investment advisers to (1) adopt written proxy voting policies and procedures which describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting and which also addresses how the adviser resolves those conflicts in the bet interest of clients; (2) disclose to clients how they can obtain information from the adviser on how the adviser voted the proxies; and
(3) describe to clients its proxy voting policies and procedure to clients and, upon request, furnish a copy of them to clients.

                               PROXY VOTING POLICY

         Consistent with the fiduciary standards discussed above, INVESCO will vote proxies unless either the named fiduciary (e.g., the plan sponsor) retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith (i.e., foreign proxies). In voting such proxies, INVESCO will act prudently, taking into consideration those factors that may affect the value of the security and will vote such proxies in a manner in which, in its opinion, is in the best interests of clients.

                                 PROXY COMMITTEE

         The INVESCO Proxy Committee will establish guidelines and procedures for voting proxies and will periodically review records on how proxies were voted.

         The Proxy Committee will consist of certain of INVESCO's equity investment professionals and non-equity investment professionals.

                                  PROXY MANAGER

         The Proxy Committee will appoint a Proxy Manager and/or hire a third-party Proxy Agent to analyze proxies, act as a liaison to the Proxy Committee and manage the proxy voting process, which process includes the voting of proxies and the maintenance of appropriate records.

         The Proxy Manager will exercise discretion to vote proxies within the guidelines established by the Proxy Committee. The Proxy Manager will consult with the Proxy Committee in determining how to vote proxies for issues not specifically covered by the proxy voting guidelines adopted by the Proxy Committee or in situations where the Proxy Manager or members of the Committee determine that consultation is prudent.

                              CONFLICTS OF INTEREST

         In effecting our policy of voting proxies in the best interests of our clients, there may be occasions where the voting of such proxies may present an actual or perceived conflict of interest between INVESCO, as the investment manager, and clients.

         Some of these potential conflicts of interest situations include, but are not limited to, (1) where INVESCO (or an affiliate) manage assets, administer employee benefit plans, or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favor of the management of such a company may harm our (or an affiliate's) relationship with the company; (2) where INVESCO (or an affiliate) may have a business relationship, not with the company, but with a proponent of a proxy proposal and where INVESCO (or an affiliate) may manage assets for the proponent; or (3) where INVESCO (or an affiliate) or any member of the Proxy Committee may have personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or where INVESCO (or an affiliate) or any member of the Proxy Committee may have a personal interest in the outcome of a particular matter before shareholders.

         In order to avoid even the appearance of impropriety, in the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where we have invested clients' funds in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best interest of all of our clients.

         In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings the INVESCO Management Committee. In the event that it is determined that improper influence was made, the Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where the clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best interest of clients.

         Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any actual or potential conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.

                             PROXY VOTING PROCEDURES

The Proxy Manager will:

o        Vote proxies;

o Take reasonable steps to reconcile proxies received by INVESCO and/or a third-party Proxy Agent who administers the vote with shares held in the accounts;

o Document the vote and rationale for each proxy voted (routine matters are considered to be documented if a proxy is voted in accordance with the Proxy Voting Guidelines established by the Proxy Committee);

o If requested, provide to clients a report of the proxies voted on their behalf.


                             PROXY VOTING GUIDELINES

The Proxy Committee has adopted the following guidelines in voting proxies:

                  I.       CORPORATE GOVERNANCE

                           INVESCO will evaluate each proposal separately. However, INVESCO will generally vote FOR a management sponsored proposal unless it believes that adoption of the proposal may have a negative impact on the economic interests of shareholders.

                           INVESCO will generally vote FOR

o        Annual election of directors

o        Appointment of auditors

o Indemnification of management or directors or both against negligent or unreasonable action

o        Confidentiality of voting

o        Equal access to proxy statements

o        Cumulative voting

o        Declassification of Boards

o        Majority of Independent Directors

                           INVESCO will generally vote AGAINST

o Removal of directors from office only for cause or by a supermajority vote

o        "Sweeteners" to attract support for proposals

o        Unequal voting rights proposals ("superstock")

o        Staggered or classified election of directors

o Limitation of shareholder rights to remove directors, amend by-laws, call special meetings, nominate directors, or other actions to limit or abolish shareholder rights to act independently such as acting by written consent

o        Proposals to vote unmarked proxies in favor of management

o        Proposals to eliminate existing pre-emptive rights

                  II.      TAKEOVER DEFENSE AND RELATED ACTIONS

                           INVESCO will evaluate each proposal separately. Generally, INVESCO will vote FOR a management sponsored anti-takeover proposal which (1) enhances management's bargaining position and (2) when combined with other anti-takeover provisions, including state takeover laws, does not discourage serious offers. INVESCO believes that generally four or more anti-takeover measures, which can only be repealed by a super-majority vote, are considered sufficient to discourage serious offers and therefore should be voted AGAINST.

                           INVESCO will generally vote FOR

o        Fair price provisions

o Certain increases in authorized shares and/or creation of new classes of common or preferred stock

o        Proposals to eliminate greenmail provisions

o        Proposals to eliminate poison pill provisions

o        Proposals to re-evaluate or eliminate in-place "shark repellents"

                           INVESCO will generally vote AGAINST

o Proposals authorizing the company's board of directors to adopt, amend or repeal by-laws without shareholders' approval

o Proposals authorizing the company's management or board of directors to buy back shares at premium prices without shareholders' approval

                  III.     COMPENSATION PLANS

                           INVESCO will evaluate each proposal separately. INVESCO believes that in order for companies to recruit, promote and retain competent personnel, companies must provide appropriate and competitive compensation plans. INVESCO will generally vote FOR management sponsored compensation plans, which are reasonable, industry competitive and not unduly burdensome to the company in order for the company to recruit, promote and retain competent personnel.

                           INVESCO will generally vote FOR

o        Stock option plans and/or stock appreciation right plans

o Profit incentive plans provided the option is priced at 100% fair market value

o Extension of stock option grants to non-employee directors in lieu of their cash compensation provided the option is priced at or about the then fair market value

o        Profit sharing, thrift or similar savings plans

                           INVESCO will generally vote AGAINST

o Stock option plans that permit issuance of loans to management or selected employees with authority to sell stock purchased by the loan without immediate repayment, or that are overly generous (below market price or with appreciation rights paying the difference between option price and the stock, or permit pyramiding or the directors to lower the purchase price of outstanding options without a simultaneous and proportionate reduction in the number of shares available)

o Incentive plans which become effective in the event of hostile takeovers or mergers (golden and tin parachutes)

o Proposals creating an unusually favorable compensation structure in advance of a sale of the company

o Proposals that fail to link executive compensation to management performance

o Acceleration of stock options/awards if the majority of the board of directors changes within a two year period

o Grant of stock options to non-employee directors in lieu of their cash compensation at a price below 100% fair market value

o        Adoption of a stock purchase plan at less than 85% of fair market value

                  IV.      CAPITAL STRUCTURE, CLASSES OF STOCK AND
                           RECAPITALIZATION

                           INVESCO will evaluate each proposal separately. INVESCO recognizes that from time to time companies must reorganize their capital structure in order to avail themselves of access to the capital markets and in order to restructure their financial position in order to raise capital and to be better capitalized. Generally, INVESCO will vote FOR such management sponsored reorganization proposals if such proposals will help the company gain better access to the capital markets and to attain a better financial position. INVESCO will generally vote AGAINST such proposals that appear to entrench management and do not provide shareholders with economic value.

                           INVESCO will generally vote FOR

o        Proposals to reincorporate or reorganize into a holding company

o Authorization of additional common or preferred shares to accommodate a stock split or other business purposes not related to anti-takeover measures as long as the increase is not excessive and a valid need has been proven

                           INVESCO will generally vote AGAINST

o        Proposals designed to discourage mergers and acquisitions in advance

o Proposals to change state of incorporation to a state less favorable to shareholders' interests

o        Reincorporating in another state to implement anti-takeover measures

                  V.       SOCIAL RESPONSIBILITY

                           INVESCO will evaluate each proposal separately. INVESCO believes that a corporation, if it is in a solid financial position and can afford to do so, has an obligation to return certain largesse to the communities in which it operates. INVESCO believes that the primary mission of a company is to be profitable. However, where a company has proven that it is able to sustain a level of profitability and the market price of the company's shares reflect an appropriate economic value for such shares, INVESCO will generally vote FOR certain social responsibility initiatives. INVESCO will generally vote AGAINST proposed social responsibility initiatives if it believes that the company already has adequate policies and procedures in place and it should focus its efforts on enhancing shareholder value where the assets and resources involved could be put to better use in obtaining profits.

                           INVESCO will generally vote FOR

o        International Labor Organization Principles

o        Resolutions seeking Basic Labor Protections and Equal Employment
         Opportunity

o        Expanding EEO/Social Responsibility Reporting

                                 RECORD KEEPING

The Proxy Manager will take necessary steps to retain proxy voting records for the period of time as required by regulations.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES

(a) As of December 18, 2003, an evaluation was performed under the supervision and with the participation of the officers of AIM Variable Insurance Funds (the "Registrant"), including the Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of December 18, 2003, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant of Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating go the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting. However, changes in certain other controls have been implemented during such time period, involving such things as trade monitoring, fair value pricing, revising trading guidelines, and establishing redemption fees on trades in certain funds, which could affect the Registrant.

ITEM 10.  EXHIBITS.  CODE OF ETHICS FOR SENIOR OFFICERS.

(a)(1)      Code of Ethics.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:       AIM Floating Rate Fund
                  ---------------------------


By:               /s/ ROBERT H. GRAHAM
                  ---------------------------
                  Robert H. Graham
                  Principal Executive Officer


Date:             February 23, 2004
                  ---------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By:               /s/ ROBERT H. GRAHAM
                  ---------------------------
                  Robert H. Graham
                  Principal Executive Officer


Date:             February 23, 2004
                  ---------------------------



By:               /s/ SIDNEY M. DILGREN
                  ---------------------------
                  Sidney M. Dilgren
                  Principal Financial Officer



Date:             February 23, 2004
                  ---------------------------

                                  EXHIBIT INDEX


10a      Code of Ethics

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940. Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.